UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-23179

______________

First Trust Alternative Opportunities Fund

(Exact name of registrant as specified in charter)

c/o UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212

(Address of principal executive offices) (Zip code)

Ann Maurer

235 West Galena Street

Milwaukee, WI 53212

(Name and address of agent for service)

registrant's telephone number, including area code: (414) 299-2270

Date of fiscal year end: March 31

Date of reporting period: March 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.(a) REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

First Trust
Capital Management

FIRST TRUST ALTERNATIVE OPPORTUNITIES FUND

Class A Shares – VFLAX
Class I Shares – VFLEX

Annual Report

March 31, 2022

First Trust Capital Management L.P. | 225 W. Wacker Dr. | Suite 2100 | Chicago, IL 60606 | P: 773.828.6700

First Trust Alternative Opportunities Fund
This report and the financial statements contained herein are provided for the general information of the shareholders of the First Trust Alternative Opportunities Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

FIRST TRUST ALTERNATIVE OPPORTUNITIES FUND
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
The First Trust Alternative Opportunities Fund Class I Shares (the “Fund” or “VFLEX”) generated a return of 10.80% based on net asset value (NAV) for the one-year fiscal period ending 3/31/2022 while the Fund’s benchmark, the ICE BofA 3 Month U.S. Treasury Bill Index, turned in a slight 0.06% gain over that period. VFLEX’s positive performance also compares favorably to commonly used fixed income and credit market benchmarks such as the Bloomberg U.S. Aggregate Bond Index and the ICE BofA US High Yield Index, which returned -4.15% and -0.29%, respectively, over that same period. As of the end of Q1 2022, VFLEX has generated 24 consecutive months of positive returns as other common public market proxies such as the S&P 500 Index, the Russell 2000 Index, and the Bloomberg U.S. Aggregate Bond Index have experienced heightened levels of volatility causing several months of negative returns.
We are very pleased with the Fund’s consistency over the trailing one-year period. That said, the Fund has shown its ability to participate in the market upside while limiting downside volatility over that same timeframe. More specifically, the Fund generated positive returns in each of the last 12 months, returning a monthly average of +0.90% in those months. Comparatively, the Bloomberg U.S. Aggregate Bond Index generated positive returns in just five of the last 12 months. In the seven months when the Bloomberg U.S. Aggregate Bond Index saw a negative return, the Fund generated an average monthly return of +0.92% compared to the Bloomberg U.S. Aggregate Bond Index’s average return over those same months of -1.02%. In addition, the S&P 500 Index generated positive returns in eight of the last 12 months. In the four months when the S&P 500 Index saw a negative return, the Fund generated an average monthly return of +0.67% compared to the S&P 500’s average return over those same months of -4.49%.
While the Fund was not immune to the pressure observed across broader fixed income markets due to increased interest rates, the predominantly floating rate credit-oriented co-investments and an intentional lack of material interest rate duration across the Fund’s broader alternative credit sub-strategy did serve to insulate the Fund from negative pricing pressure. VFLEX’s lack of interest rate sensitivity is by design, as we much prefer to derive returns by taking fundamental credit risk alongside our highest conviction operating partners, rather than interest rate risk. We believe credit risk can be better controlled with proper underwriting and credit analysis. We do not believe that we have an edge in correctly timing or forecasting moves in interest rates and thus we will continue to focus on limiting the rate duration risk in the portfolio.
In pursuing its objective, the Fund seeks to generate attractive long-term returns with low sensitivity to traditional equity and fixed income indices. The Fund uses a “multi-manager” approach whereby the Fund’s assets are allocated among managers in percentages determined at the discretion of the Investment Manager. Given the current mix across alternative credit, real estate, co-investment, and liquid alternative investments, and our ability to take advantage as the opportunity set for new co-investments expanded in Q1, we are very comfortable with our policy to seek to make monthly distributions to shareholders aggregating annually to 5% of the Fund’s net asset value per share.
The allocations in the Fund as of 3/31/2022 were Private Equity at 9%, Alternative Credit at 23%, Real Estate at 21%, Hedged Strategies at 22%, and Co-Investments at 25%.

Looking forward, we are predominately focused on taking advantage of the opportunity set that we currently see in the real estate, credit co-investment, structured credit and hedge fund sectors. In each of those areas we have seen an incrementally more attractive opportunity set due to the broader equity and credit market volatility. Relatively high implied volatility tends to be a tailwind for several of our managers as it can create non-fundamental distortions in prices. Given the strong recent performance of the portfolio, we intend to capitalize on our opportunity to play offense during a timeframe when many other groups are playing defense.

First Trust Alternative Opportunities Fund
Fund Performance
March 31, 2022 (Unaudited)

Performance of a $10,000 Investment
Class I Shares

14000
12000
10000
8000
6/17
3/18
3/19
3/20
3/21
3/22
First Trust Alternative Opportunities Fund (Class I Shares)
Bloomberg U.S. Aggregate Bond Index
ICE BofAML 3 Month U.S. Treasury Bill Index

This graph compares a hypothetical $10,000 investment in the Fund’s Class I Shares with a similar investment in the Bloomberg U.S. Aggregate Bond Index, and the ICE BofA Merril Lynch 3 Month US Treasury Bill Index. Results include the reinvestment of all dividends and capital gains. The indices do not reflect expenses, fees, or sales charges, which would lower performance.
Please note that the performance of the Fund’s other share class, Class A, will differ based on the differences in sales load and fees paid by shareholders investing in Class A Shares.
The Bloomberg U.S. Aggregate Bond Index measures the performance of the U.S. investment grade bond market. The index invests in a wide spectrum of public, investment grade, taxable, fixed income securities in the United States – including government, corporate and international dollar denominated bonds as well as mortgage-backed and asset-backed securities, all with maturities of less than one year. The index is unmanaged and it is not available for investment.
The ICE BofA 3 Month U.S. Treasury Bill Index measures the performance of a single issue of an outstanding treasury bill which matures closest to, but not beyond, three months from the rebalancing date. The issue is purchased at the beginning of the month and held for a full month; at the end of the month that issue is sold and rolled into a newly selected issue.
Cumulative Total Returns as of March 31, 2022	Since Inception
Class A Shares (Inception Date 8/02/2021)	5.17%
Bloomberg U.S. Aggregate Bond Index	(7.14)%
ICE BofA 3 Month U.S. Treasury Bill Index	0.06%

First Trust Alternative Opportunities Fund
Fund Performance — Continued
March 31, 2022 (Unaudited)

Average Annual Total Returns as of March 31, 2022	1 Year	Since Inception
Class I Shares (Inception Date 6/12/2017)	10.80%	6.11%
Bloomberg U.S. Aggregate Bond Index	(4.15)%	1.91%
ICE BofA 3 Month U.S. Treasury Index	0.06%	1.15%
The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent quarter end performance may be obtained by calling 1 (877) 779-1999.
Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.
For the Fund’s current expense ratios, please refer to the Financial Highlights Section of this report.
Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Board of Trustees and Shareholders
First Trust Alternative Opportunities Fund
Opinion on the financial statements
We have audited the accompanying statement of assets and liabilities of First Trust Alternative Opportunities Fund (the “Fund”), including the schedule of investments, as of March 31, 2022, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from June 12, 2017 (commencement of operations) through March 31, 2018, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2022, and the results of its operations and its cash flows for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from June 12, 2017 (commencement of operations) through March 31, 2018, in conformity with accounting principles generally accepted in the United States of America.
Basis for opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022, by correspondence with the custodians, underlying fund managers and brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
/s/ GRANT THORNTON LLP
We have served as the Company’s auditor since 2017.
Chicago, Illinois
May 31, 2022

First Trust Alternative Opportunities Fund
SCHEDULE OF INVESTMENTS
As of March 31, 2022

Principal Amount		Value
	ASSET-BACKED SECURITIES – 15.2%
$500,000	ACC Trust 2022-1 Series 2022-1, Class D, 6.650%, 10/20/20281,2	$487,680
184,659	Adjustable Rate Mortgage Trust Series 2006-1, Class 2A1, 3.480%, 3/25/20362,3,4	124,998
	Affirm Asset Securitization Trust 2021-A
200,000	Series 2021-A, Class D, 3.490%, 8/15/20251,2	197,743
150,000	Series 2021-A, Class E, 5.650%, 8/15/20251,2	147,172
250,000	AIMCO CLO Series 2017-AA, Class SUB, 0.000%, 4/20/20341,2,4	189,693
72,100	Aqua Finance Trust Series 2019-A, Class A, 3.140%, 7/16/20401,2	71,346
350,000	BlueMountain CLO XXIV Ltd. Series 2019-24A, Class SUB, 0.000%, 4/20/20341,2,4	282,769
250,000	Carvana Auto Receivables Trust Series 2022-N1, Class E, 6.010%, 12/11/20281,2	244,384
250,000	Carvana Auto Receivables Trust 2021-N4 Series 2021-N4, Class E, 4.530%, 9/11/20281,2	239,208
213,193	CHL Mortgage Pass-Through Trust Series 2007-8, Class 1A12, 5.875%, 1/25/20382,3	133,043
250,000	Citigroup Commercial Mortgage Trust Series 2021-PRM2, Class F, 4.147% (1-Month USD Libor+375 basis points), 10/15/20361,5	246,028
500,000	COLT 2022-2 Mortgage Loan Trust Series 2022-2, Class M1, 4.045%, 2/25/20671,2,4	483,827
	Connecticut Avenue Securities Trust
250,000	Series 2019-R04, Class 2B1, 5.706% (1-Month USD Libor+525 basis points), 6/25/20391,2,4,5	254,391
250,000	Series 2020-R02, Class 2B1, 3.457% (1-Month USD Libor+300 basis points), 1/25/20401,2,4,5	229,746
250,000	CPS Auto Receivables Trust Series 2021-D, Class E, 4.060%, 12/15/20281,2	237,252
300,000	CPS Auto Receivables Trust Series 2019-C, Class E, 4.300%, 7/15/20251,2	302,935
115,287	DSLA Mortgage Loan Trust Series 2006-AR2, Class 1A1A, 0.639% (1-Month USD Libor+19 basis points), 10/19/20362,4,5	106,543
250,000	First Investors Auto Owner Trust 2022-1 Series 2022-1A, Class E, 5.410%, 6/15/20291,2	244,298
550,000	Freddie Mac STACR REMIC Trust Series 2021-HQA4, Class B2, 7.099% (SOFR30A+700 basis points), 12/25/20411,2,4,5	491,305
590,000	Freddie Mac STACR REMIC Trust 2021-DNA1 Series 2021-DNA1, Class B1, 2.749% (SOFR30A+265 basis points), 1/25/20511,2,4,5	524,701

First Trust Alternative Opportunities Fund
SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2022

Principal Amount		Value
	ASSET-BACKED SECURITIES (Continued)
$500,000	Freddie Mac STACR REMIC Trust 2021-DNA6 Series 2021-DNA6, Class B2, 7.599% (SOFR30A+750 basis points), 10/25/20411,2,5	$476,238
209,757	Freddie Mac Structured Agency Credit Risk Debt Notes Series 2016-DNA2, Class M3, 5.107% (1-Month USD Libor+465 basis points), 10/25/20282,4,5	217,896
300,000	GS Mortgage Securities Corp. Trust Series 2018-TWR, Class G, 4.322% (1-Month USD Libor+392 basis points), 7/15/20311,4,5	265,227
419,000	GS Mortgage-Backed Securities Corp. Trust Series 2020-PJ3, Class B5, 3.434%, 10/25/20501,2,3,4	291,102
150,194	GSR Mortgage Loan Trust Series 2007-AR1, Class 2A1, 2.741%, 3/25/20472,3,4	112,854
200,000	Home RE 2021-2 Ltd. Series 2021-2, Class M1C, 2.899% (SOFR30A+280 basis points), 1/25/20341,2,5	188,989
500,000	Home RE Ltd. Series 2021-2, Class M2, 3.349% (SOFR30A+325 basis points), 1/25/20341,2,4,5	467,610
498,200	J.P. Morgan Mortgage Trust 2022-1 Series 2022-1, Class B4, 3.105%, 7/25/20521,2,4	431,516
250,000	Magnetite XVI Ltd. Series 2015-16A, Class F, 6.741% (3-Month USD Libor+650 basis points), 1/18/20281,2,4,5	228,554
250,000	Med Trust Series 2021-MDLN, Class F, 4.397% (1-Month USD Libor+400 basis points), 11/15/20381,4,5	245,104
375,000	Monroe Capital Mml Clo X Ltd. Series 2020-1A, Class E, 9.329% (3-Month USD Libor+885 basis points), 8/20/20311,2,4,5	374,645
57,550	Mosaic Solar Loan Trust Series 2019-1A, Class B, 0.000%, 12/21/20431,2	53,348
5,434,783	Mount Logan Funding LP Series 2018-1A, Class SUBR, 0.000%, 1/22/20331,2,4,6	5,000,000
100,000	Multifamily Connecticut Avenue Securities Trust Series 2020-01, Class M10, 4.207% (1-Month USD Libor+375 basis points), 3/25/20501,2,4,5	96,581
226,619	New Residential Mortgage Loan Trust 2019-1 Series 2019-1A, Class B6B, 3.234%, 9/25/20571,2,4	212,732
336,403	Nomura Asset Acceptance Corp. Alternative Loan Trust Series Series 2006-AP1, Class A3, 5.654%, 1/25/20362,3,4	133,325
250,000	Oaktown Re III Ltd. Series 2019-1A, Class M2, 3.007% (1-Month USD Libor+255 basis points), 7/25/20291,2,4,5	246,105

First Trust Alternative Opportunities Fund
SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2022

Principal Amount		Value
	ASSET-BACKED SECURITIES (Continued)
$750,000	Oaktown Re VII Ltd. Series 2021-2, Class M1B, 2.999% (SOFR30A+290 basis points), 4/25/20341,2,5	$725,585
200,000	Pagaya AI Debt Trust 2022-1 Series 2022-1, Class C, 4.888%, 10/15/20291,2	188,553
2,500,000	Palmer Square European CLO 2021-2 DAC Series 2021-2X, Class SUB, 0.000%, 4/15/20352,4	2,392,679
2,975,000	Palmer Square European Loan Funding 2022-1 DAC Series 2022-1X, Class SUB, 0.000%, 10/15/20312,4,6	3,290,929
4,000,000	Palmer Square European Loan Funding 2022-2 DAC Class SUB ,0.095%, 3/23/20236	4,424,779
3,100,000	Palmer Square Loan Funding Ltd. Series 2021-4A, Class SUB, 0.000%, 10/15/20291,2,4	3,141,991
	Palmer Square Loan Funding Ltd.
1,000,000	Series 2019-1A, Class SUB, 0.000%, 4/20/20271,2,4	854,561
1,000,000	Series 2019-3A, Class SUB, 0.000%, 8/20/20271,2,4	822,121
1,500,000	Series 2019-4A, Class SUB, 0.000%, 10/24/20271,2,4	1,344,747
1,250,000	Series 2020-1A, Class SUB, 0.000%, 2/20/20281,2,4	1,064,734
650,000	Series 2020-2A, Class SUB, 0.000%, 4/20/20281,2,4	595,125
1,250,000	Series 2020-3A, Class SUB, 0.000%, 7/20/20281,2,4,6	–
2,250,000	Series 2020-4A, Class SUB, 0.000%, 11/25/20281,2,4	2,127,208
1,250,000	Series 2021-1A, Class SUB, 0.000%, 4/20/20291,2,4	1,154,851
2,150,000	Series 2021-2A, Class SUB, 0.000%, 5/20/20291,2,4	1,832,549
1,500,000	Series 2021-3A, Class SUB, 0.000%, 7/20/20291,2,4	1,300,020
5,235,000	Series 2022-1I, Class SUB, 0.000%, 4/15/20302,4	5,226,001
	Radnor Ltd.
500,000	Series 2019-1, Class M2, 3.657% (1-Month USD Libor+320 basis points), 2/25/20291,2,4,5	485,257
250,000	Series 2021-2, Class M1B, 3.799% (SOFR30A+370 basis points), 11/25/20311,2,4,5	254,262
250,000	Series 2021-2, Class M2, 5.099% (SOFR30A+500 basis points), 11/25/20311,2,4,5	237,026
150,000	Radnor RE 2020-1 Ltd. Series 2020-1, Class M2A, 2.457% (1-Month USD Libor+200 basis points), 1/25/20301,2,5	142,062
200,000	Radnor RE 2020-2 Ltd. Series 2020-2, Class B1, 8.056% (1-Month USD Libor+760 basis points), 10/25/20301,2,5	202,414
175,000	Radnor RE 2021-1 Ltd. Series 2021-1, Class M1C, 2.799% (SOFR30A+270 basis points), 12/27/20331,2,5	166,556
340,000	Residential Mortgage Loan Trust Series 2020-1, Class B2, 4.665%, 1/26/20601,2,4	330,293

First Trust Alternative Opportunities Fund
SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2022

Principal Amount		Value
	ASSET-BACKED SECURITIES (Continued)
$250,000	Saranac Clo VIII Ltd. Series 2020-8A, Class E, 8.599% (3-Month USD Libor+812 basis points), 2/20/20331,2,4,5	$235,552
124,378	Silver Point Loan Funding, LLC Class ,0.000%, 10/20/20336	124,378
100,000	STAR 2021-SFR1 Trust Series 2021-SFR1, Class F, 2.841% (1-Month USD Libor+240 basis points), 4/17/20381,5	96,771
200,000	Traingle Re 2020-1 Ltd. Series 2020-1, Class B1, 8.206% (1-Month USD Libor+775 basis points), 10/25/20301,2,5	203,376
	Triangle Ltd.
500,000	Series 2021-3, Class M1B, 2.999% (SOFR30A+290 basis points), 2/25/20341,2,4,5	483,556
300,000	Series 2021-3, Class M2, 3.849% (SOFR30A+375 basis points), 2/25/20341,2,4,5	287,060
100,000	Triangle Re 2021-2 Ltd. Series 2021-2, Class M1B, 3.057% (1-Month USD Libor+260 basis points), 10/25/20331,2,5	99,627
	Upstart Securitization Trust
21,613	Series 2018-1, Class D, 6.147%, 8/20/20251,2	21,659
200,000	Series 2021-5, Class C, 4.150%, 11/20/20311,2	182,990
100,000	Veros Auto Receivables Trust Series 2022-1, Class D, 0.000%, 7/16/20291,2	100,443
40,000	Veros Automobile Receivables Trust Series 2020-1, Class D, 5.640%, 2/16/20271,2	40,011
900,000	Verus Securitization Trust Series 2020-5, Class B2, 4.710%, 5/25/20651,2,4	864,149
812,000	Verus Securitization Trust 2021-8 Series 2021-8, Class B2, 4.334%, 11/25/20661,2,4	730,913
26,238	WaMu Mortgage Pass-Through Certificates Trust Series 2006-AR18, Class 3A1, 2.969%, 1/25/20372,4	24,948
185,275	Wells Fargo Mortgage Loan Trust Series 2010-RR2, Class 1A4, 2.817%, 9/27/20351,2,3,4	149,665
	Western Mortgage Reference Notes
478,091	Series 2021-CL2, Class M4, 5.449% (SOFR30A+535 basis points), 7/25/20591,2,4,5	471,564
486,357	Series 2021-CL2, Class M5, 6.599% (SOFR30A+650 basis points), 7/25/20591,2,4,5	479,277
100,000	XCALI Mortgage Trust Series 2020-1, Class B1, 9.150% (1-Month USD Libor+750 basis points), 1/22/20231,2,4,5	99,771
	TOTAL ASSET-BACKED SECURITIES (Cost $52,861,480)	51,280,901

First Trust Alternative Opportunities Fund
SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2022

Principal Amount		Value
	BANK LOANS – 7.5%
	Advantage Capital Holdings LLC
$1,188,513	5.000% Cash and 8.000% PIK, 1/29/20256,7	$1,207,886
1,344,827	5.000% Cash and 8.000% PIK, 1/29/20256,7	1,366,748
455,610	BJ Services 11.830%, 1/3/20236	428,274
2,194,307	Challenge Manufacturing Company, LLC 10.000%, 12/18/20256	2,150,421
557,475	Juul 8.500%, 8/1/20236	546,325
5,154,110	Lucky Bucks Holdings LLC 12.500%, 5/29/20286	5,051,027
236,284	Premier Brands Group Holdings LLC 9.116%, 3/20/20246	223,288
	Wellbore Integrity Solutions, LLC
2,084,739	8.500%, 12/31/20246	2,084,740
2,325,695	12.185%, 12/31/20246	2,279,181
	Whitehawk Finance LLC
3,500,000	14.500%, 12/10/20266	3,062,500
6,756,094	8.000%, 2/22/20236	6,756,094
	TOTAL BANK LOANS (Cost $25,155,856)	25,156,484
Number of Shares
	CLOSED-END FUNDS – 25.0%
1,709,147	Cliffwater Corporate Lending Fund – Class I	18,441,697
329,837	Conversus Stepstone Private Markets – Class I*	13,744,313
651,056	Driehaus Event Driven Fund	8,489,765
657,200	Glenmede Secured Options Portfolio – Class Institutional	8,931,351
235,676	Griffin Institutional Access Credit Fund – Class I	5,566,677
48,979	Invesco Dynamic Credit Opportunity Fund – Class AX3	599,017
697,900	Palmer Square Opportunistic Income Fund	12,555,213
961,976	Pomona Investment Fund	15,804,806
1	Royce Micro-Cap Trust, Inc.	4
	TOTAL CLOSED-END FUNDS (Cost $77,727,311)	84,132,843

First Trust Alternative Opportunities Fund
SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2022

Principal Amount		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS – 4.1%
$2,500,000	Bellemeade RE 2021-3 Ltd. Series 2021-3A, Class M2, 3.249% (SOFR30A+315 basis points), 9/25/20311,2,5	$2,385,142
1,000,000	Bellemeade Re 2022-1 Ltd. Series 2022-1, Class M1C, 3.799% (SOFR30A+370 basis points), 1/26/20321,2,5	963,647
	Bellemeade Re Ltd.
250,000	Series 2019-2A, Class M2, 3.556% (1-Month USD Libor+310 basis points), 4/25/20291,2,4,5	246,525
500,000	Series 2022-1, Class M2, 4.699% (SOFR30A+460 basis points), 1/26/20321,2,5	466,068
212,500	BX Commercial Mortgage Trust Series 2019-XL, Class J, 3.047% (1-Month USD Libor+265 basis points), 10/15/20361,4,5	207,926
733,231	CHL Mortgage Pass-Through Trust Series 2004-29, Class 1X, 1.479%, 2/25/20352,4	7,556
	Connecticut Avenue Securities Trust
35,669	Series 2019-R01, Class 2M2, 2.907% (1-Month USD Libor+245 basis points), 7/25/20311,2,4,5	35,774
19,017	Series 2019-R03, Class 1M2, 2.607% (1-Month USD Libor+215 basis points), 9/25/20311,2,4,5	19,024
250,000	Series 2019-R06, Class 2B1, 4.206% (1-Month USD Libor+375 basis points), 9/25/20391,2,4,5	244,521
500,000	Series 2019-HRP1, Class B1, 9.706% (1-Month USD Libor+925 basis points), 11/25/20391,2,4,5	508,435
1,000,000	CSMC 2021-NQM2 Series 2021-NQM2, Class B1, 3.440%, 2/25/20661,2,4	949,524
432,363	DSLA Mortgage Loan Trust Series 2004-AR2, Class X2, 2.308%, 11/19/20442,4	8,502
750,000	Eagle Ltd. Series 2020-1, Class M2, 2.457% (1-Month USD Libor+200 basis points), 1/25/20301,2,4,5	725,110
200,000	Foursight Capital Automobile Receivables Trust Series 2020-1, Class F, 4.620%, 6/15/20271,2	199,433
100,000	Freddie Mac Multifamily Structured Credit Risk Series 2021-MN1, Class M2, 3.849% (SOFR30A+375 basis points), 1/25/20511,2,4,5	95,313
2,000,000	Freddie Mac Stacr Remic Trust 2020-DNA1 Series 2020-DNA1, Class B2, 5.706% (1-Month USD Libor+525 basis points), 1/25/20501,2,5	1,884,568
500,000	Freddie Mac STACR REMIC Trust 2021-DNA3 Series 2021-DNA3, Class B1, 3.599% (SOFR30A+350 basis points), 10/25/20331,2,5	469,838

First Trust Alternative Opportunities Fund
SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2022

Principal Amount		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
	Freddie Mac Structured Agency Credit Risk Debt Notes
$249,321	Series 2018-SPI2, Class B, 3.809%, 5/25/20481,2,4	$227,958
365,099	Series 2018-SPI3, Class B, 4.137%, 8/25/20481,2,4	329,189
191,455	Series 2018-SPI4, Class B, 4.504%, 11/25/20481,2,4	174,676
1,000,000	Series 2022-DNA2, Class B2, 8.599% (SOFR30A+850 basis points), 2/25/20421,2,5	949,302
45,820	FREMF 17-KSW3 Mortgage Trust Series 2017-KSW3, Class B, 3.207% (1-Month USD Libor+275 basis points), 5/25/20271,2,5	44,053
1,000,000	Home RE 2021-1 Ltd. Series 2021-1, Class M2, 3.306% (1-Month USD Libor+285 basis points), 7/25/20331,2,5	921,723
1,410,000	JP Morgan Mortgage Trust Series 2022-INV2, Class B6, 3.364%, 7/25/20521,2,4	563,395
142,753	Luminent Mortgage Trust Series 2006-5, Class A1A, 0.837% (1-Month USD Libor+38 basis points), 7/25/20362,4,5	104,214
188,180	Morgan Stanley Mortgage Loan Trust Series 2006-13AX, Class A2, 0.797% (1-Month USD Libor+34 basis points), 10/25/20362,4,5	74,756
81,803	RALI Trust Series 2006-QA10, Class A1, 0.827% (1-Month USD Libor+37 basis points), 12/25/20362,4,5	81,632
190,359	Series 2006-QS2, Class 1A9, 5.500%, 2/25/20362,3	177,564
	Rate Mortgage Trust 2022-J1
632,000	Series 2022-J1, Class B5, 2.751%, 1/25/20521,2,4	354,182
1,100,000	Series 2022-J1, Class B6, 2.751%, 1/25/20521,2,4	377,279
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $13,839,230)	13,796,829
Number of Shares
	COMMON STOCKS – 3.0%
	AEROSPACE/DEFENSE-EQUIPMENT – 0.0%
514	Aerojet Rocketdyne Holdings, Inc.*,3	20,226
	CHEMICALS-SPECIALTY – 0.0%
110	Rogers Corp.*	29,887
	COMMERCIAL BANKS-EASTERN US – 0.0%
934	TriState Capital Holdings, Inc.*	31,037
	DATA PROCESSING/MANAGEMENT – 0.0%
797	Bottomline Technologies DE, Inc.*	45,174

First Trust Alternative Opportunities Fund
SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2022

Number of Shares		Value
	COMMON STOCKS (Continued)
	DIAGNOSTIC KIT – 0.0%
791	Ortho Clinical Diagnostics Holdings PLC*,8	$14,760
	ELECTRIC-INTEGRATED – 0.0%
898	PNM Resources, Inc.3	42,808
	INTERNET SECURITY – 0.0%
187	Mimecast Ltd.*,8	14,878
	MEDICAL INFORMATION SYSTEMS – 0.0%
1,225	Change Healthcare, Inc.*,3	26,705
	NETWORKING PRODUCTS – 0.0%
2,474	NeoPhotonics Corp.*	37,629
	RETAIL-SPORTING GOODS – 0.0%
1,004	Sportsman’s Warehouse Holdings, Inc.*,3	10,733
	SEMICONDUCTOR EQUIPMENT – 0.0%
160	CMC Materials, Inc.	29,664
	SPECIFIED PURPOSE ACQUISITIONS – 3.0%
136	7GC & Co. Holdings, Inc. – Class A*	1,334
1,464	8i ACQUISITION 2 Corp.*,8	14,420
94	ABG Acquisition Corp. I – Class A*,8	922
1,722	Accelerate Acquisition Corp. – Class A*	16,807
2,076	Accretion Acquisition Corp.*	20,386
1,456	Ace Global Business Acquisition Ltd.*,8	14,837
1,774	Achari Ventures Holdings Corp. I*	17,527
36	Advanced Merger Partners, Inc. – Class A*	352
2,667	AF Acquisition Corp. – Class A*	26,003
20	African Gold Acquisition Corp. – Class A*,8	196
2,247	Agba Acquisition Ltd.*,8	25,077
2,330	ALSP Orchid Acquisition Corp. I – Class A*,8	23,277
1,466	AltEnergy Acquisition Corp. – Class A*	14,528
300	Altitude Acquisition Corp. – Class A*	2,985
1,022	Americas Technology Acquisition Corp.*,8	10,506
3,489	Apollo Strategic Growth Capital – Class A*,8	34,716
50,000	Ares Acquisition Corp. – Class A*,8	490,500
1,804	Aries I Acquisition Corp. – Class A*,8	18,166
1,050	Arisz Acquisition Corp.*	10,290
1,437	Artisan Acquisition Corp. – Class A*,8	14,183
568	Astrea Acquisition Corp. – Class A*	5,549
2,860	Athlon Acquisition Corp. – Class A*	28,028
3,824	Atlantic Avenue Acquisition Corp. – Class A*	37,705

First Trust Alternative Opportunities Fund
SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2022

Number of Shares		Value
	COMMON STOCKS (Continued)
	SPECIFIED PURPOSE ACQUISITIONS (Continued)
236	Atlas Crest Investment Corp. II – Class A*	$2,318
52,816	Austerlitz Acquisition Corp. I – Class A*,8	518,653
52,932	Austerlitz Acquisition Corp. II – Class A*,8	517,675
2,964	Avalon Acquisition, Inc. – Class A*	29,521
1,658	Better World Acquisition Corp.*	17,028
1,456	Big Sky Growth Partners, Inc. – Class A*	14,152
2,834	Biotech Acquisition Co. – Class A*,8	27,915
2,396	Black Mountain Acquisition Corp. – Class A*	23,792
390	Blockchain Coinvestors Acquisition Corp. I – Class A*,8	3,873
1,778	Blockchain Moon Acquisition Corp.*	17,531
2,874	Blue Safari Group Acquisition Corp. – Class A*,8	28,884
1,207	Breeze Holdings Acquisition Corp.*	12,456
1,722	Build Acquisition Corp. – Class A*	16,772
2,030	Bull Horn Holdings Corp.*,8	20,483
2,932	Cactus Acquisition Corp. 1 Ltd.*,8	29,173
585	CC Neuberger Principal Holdings III – Class A*,8	5,768
135	CF Acquisition Corp. IV – Class A*	1,323
2,935	Churchill Capital Corp. VI – Class A*	28,822
2,875	Churchill Capital Corp. VII – Class A*	28,146
15	Colicity, Inc. – Class A*	146
2,445	Colombier Acquisition Corp. – Class A*	23,643
642	Concord Acquisition Corp. – Class A*	6,388
1,215	Corazon Capital V838 Monoceros Corp. – Class A*,8	11,846
351	Corner Growth Acquisition Corp. – Class A*,8	3,447
2,805	Corner Growth Acquisition Corp. 2 – Class A*,8	27,910
626	Crescera Capital Acquisition Corp. – Class A*,8	6,216
2,151	Data Knights Acquisition Corp. – Class A*	21,876
1,764	Deep Medicine Acquisition Corp. – Class A*	17,517
2,456	Delwinds Insurance Acquisition Corp. – Class A*	24,388
930	DHC Acquisition Corp. – Class A*,8	9,114
637	Digital Health Acquisition Corp.*	6,383
2,913	DILA Capital Acquisition Corp. – Class A*	28,489
698	dMY Technology Group, Inc. VI*	6,889
1,068	Dune Acquisition Corp. – Class A*	10,616
1,578	East Resources Acquisition Co. – Class A*	15,654
1,760	Edify Acquisition Corp. – Class A*	17,248
702	EdtechX Holdings Acquisition Corp. II*	7,090

First Trust Alternative Opportunities Fund
SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2022

Number of Shares		Value
	COMMON STOCKS (Continued)
	SPECIFIED PURPOSE ACQUISITIONS (Continued)
592	Enterprise 4.0 Technology Acquisition Corp. – Class A*,8	$5,884
1,410	Eucrates Biomedical Acquisition Corp.*,8	13,874
920	Everest Consolidator Acquisition Corp.*	9,145
592	ExcelFin Acquisition Corp. – Class A*	5,902
2,109	Far Peak Acquisition Corp. – Class A*,8	20,963
1,712	FAST Acquisition Corp. II – Class A*	16,692
1,765	Financial Strategies Acquisition Corp.*	17,473
1,060	Finnovate Acquisition Corp. – Class A*,8	10,505
93	Fintech Evolution Acquisition Group – Class A*,8	911
236	Flame Acquisition Corp. – Class A*	2,301
33,248	Fortress Value Acquisition Corp. III – Class A*	327,493
75,213	Fortress Value Acquisition Corp. IV – Class A*	737,087
474	Fusion Acquisition Corp. II – Class A*	4,640
1,455	G Squared Ascend II, Inc. – Class A*,8	14,288
2,888	GigInternational1, Inc.*	28,851
1,438	Global Consumer Acquisition Corp.*	14,366
1,763	Globalink Investment, Inc.*	17,436
2,109	Globis Acquisition Corp.*	21,575
142	Golden Falcon Acquisition Corp. – Class A*	1,393
2,932	Golden Path Acquisition Corp.*,8	29,525
1,582	Goldenbridge Acquisition Ltd.*,8	15,883
61,469	Gores Holdings VII, Inc. – Class A*	601,782
62,405	Gores Technology Partners II, Inc. – Class A*	610,321
24,993	Gores Technology Partners, Inc. – Class A*	244,931
2,885	Graf Acquisition Corp. IV*	27,984
782	Green Visor Financial Technology Acquisition Corp. I – Class A*,8	7,820
102	Healthcare Services Acquisition Corp. – Class A*	1,000
1,796	Hennessy Capital Investment Corp. V – Class A*	17,565
484	Hunt Cos. Acquisition Corp. I – Class A*,8	4,850
3,548	IG Acquisition Corp. – Class A*	34,983
1,187	Industrial Human Capital, Inc.*	11,894
882	Innovative International Acquisition Corp. – Class A*,8	8,820
1,962	Integrated Rail and Resources Acquisition Corp. – Class A*	19,463
2,354	Integrated Wellness Acquisition Corp. – Class A*,8	23,469
265	InterPrivate II Acquisition Corp. – Class A*	2,589
295	InterPrivate III Financial Partners, Inc. – Class A*	2,915
2,192	Isleworth Healthcare Acquisition Corp.*	21,701

First Trust Alternative Opportunities Fund
SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2022

Number of Shares		Value
	COMMON STOCKS (Continued)
	SPECIFIED PURPOSE ACQUISITIONS (Continued)
592	Jack Creek Investment Corp. – Class A*,8	$5,808
56,469	Jaws Juggernaut Acquisition Corp*,8	551,137
52,848	Jaws Mustang Acquisition Corp. – Class A*,8	518,439
1,241	JUPITER WELLNESS ACQUISITION Corp. – Class A*	12,298
1,736	Kadem Sustainable Impact Corp. – Class A*	16,909
562	Kairos Acquisition Corp. – Class A*,8	5,513
1,069	Khosla Ventures Acquisition Co. III – Class A*	10,444
1,160	Kingswood Acquisition Corp. – Class A*	11,844
682	KINS Technology Group, Inc. – Class A*	6,868
1,804	KKR Acquisition Holdings I Corp. – Class A*	17,733
478	KludeIn I Acquisition Corp. – Class A*	4,747
1,038	L&F Acquisition Corp. – Class A*,8	10,505
1,164	Lakeshore Acquisition I Corp. – Class A*,8	11,535
2,764	LAMF Global Ventures Corp. I*,8	27,364
584	Learn CW Investment Corp. – Class A*,8	5,758
2,510	Legato Merger Corp. II*	24,899
2,508	Levere Holdings Corp. – Class A*,8	24,528
1,052	LF Capital Acquisition Corp. – Class A*	10,467
3,396	Lionheart III Corp. – Class A*	33,756
255	Longview Acquisition Corp. II – Class A*	2,489
1,182	M3-Brigade Acquisition III Corp. – Class A*	11,773
838	Mana Capital Acquisition Corp.*	8,288
1,685	Maquia Capital Acquisition Corp. – Class A*	17,086
426	McLaren Technology Acquisition Corp. – Class A*	4,234
950	MDH Acquisition Corp. – Class A*	9,281
474	Medicus Sciences Acquisition Corp. – Class A*,8	4,636
2,122	Mercato Partners Acquisition Corp. – Class A*	21,029
20,035	Metal Sky Star Acquisition Corp.*	200,350
2,530	Model Performance Acquisition Corp. – Class A*,8	25,604
2,256	Monterey Bio Acquisition Corp.*	22,470
284	Moringa Acquisition Corp. – Class A*,8	2,778
2,696	Mount Rainier Acquisition Corp.*	26,906
2,885	Mountain Crest Acquisition Corp. III*	28,417
59,983	MSD Acquisition Corp. – Class A*,8	589,033
1,684	Nabors Energy Transition Corp. – Class A*	16,773
2,728	Natural Order Acquisition Corp.*	26,816
9	New Vista Acquisition Corp. – Class A*,8	88

First Trust Alternative Opportunities Fund
SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2022

Number of Shares		Value
	COMMON STOCKS (Continued)
	SPECIFIED PURPOSE ACQUISITIONS (Continued)
2,670	Newbury Street Acquisition Corp.*	$26,032
1,186	Newcourt Acquisition Corp. – Class A*,8	11,872
711	Noble Rock Acquisition Corp. – Class A*,8	6,968
2,282	Nocturne Acquisition Corp.*,8	23,003
3,780	NorthView Acquisition Corp.*	37,157
2,885	OceanTech Acquisitions I Corp. – Class A*	29,052
1,158	Omnichannel Acquisition Corp. – Class A*	11,545
554	Onyx Acquisition Co. I – Class A*,8	5,529
3,528	OPY Acquisition Corp. I – Class A*	34,574
2,500	Orion Biotech Opportunities Corp. – Class A*,8	24,400
2,876	Osiris Acquisition Corp. – Class A*	27,955
1,936	OTR Acquisition Corp. – Class A*	19,767
564	Periphas Capital Partnering Corp. – Class A*	13,835
30,004	Pershing Square Tontine Holdings Ltd. – Class A*	596,780
646	Phoenix Biotech Acquisition Corp. – Class A*	6,460
5	Pivotal Investment Corp. III – Class A*	49
720	Post Holdings Partnering Corp. – Class A*	7,042
375	Priveterra Acquisition Corp. – Class A*	3,664
470	Progress Acquisition Corp. – Class A*	4,629
2,346	Project Energy Reimagined Acquisition Corp.*,8	22,827
3,276	Property Solutions Acquisition Corp. II – Class A*	32,039
696	PropTech Investment Corp. II – Class A*	6,842
1,774	Recharge Acquisition Corp. – Class A*	17,687
1,125	RedBall Acquisition Corp. – Class A*,8	11,171
1,666	Roth CH Acquisition V Co.*	16,427
590	Sanaby Health Acquisition Corp. I – Class A*	5,900
1,023	Sandbridge X2 Corp. – Class A*	9,974
351	ScION Tech Growth I – Class A*,8	3,447
2,424	ScION Tech Growth II – Class A*,8	23,755
2,884	Senior Connect Acquisition Corp. I – Class A*	28,292
372	Silver Spike Acquisition Corp. II – Class A*,8	3,642
49,943	Social Capital Hedosophia Holdings Corp. IV – Class A*,8	498,931
424	Spindletop Health Acquisition Corp. – Class A*	4,223
2,738	SPK Acquisition Corp.*	27,161
888	SportsMap Tech Acquisition Corp.*	8,809
710	SportsTek Acquisition Corp. – Class A*	6,922
12,497	SVF Investment Corp. 2*,8	122,596

First Trust Alternative Opportunities Fund
SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2022

Number of Shares		Value
	COMMON STOCKS (Continued)
	SPECIFIED PURPOSE ACQUISITIONS (Continued)
2,181	SVF Investment Corp. 3 – Class A*,8	$21,614
186	Tailwind International Acquisition Corp. – Class A*,8	1,821
1,896	Tastemaker Acquisition Corp. – Class A*	18,751
1,722	Tech and Energy Transition Corp. – Class A*	16,815
1,418	Tekkorp Digital Acquisition Corp. – Class A*,8	13,981
852	TG Venture Acquisition Corp.*	8,418
592	Thrive Acquisition Corp. – Class A*,8	5,914
22,243	TPG Pace Beneficial II Corp. – Class A*,8	218,426
2,558	Trine II Acquisition Corp. – Class A*,8	25,452
2,396	Tristar Acquisition I Corp. – Class A*,8	23,625
2,002	Tuscan Holdings Corp. II*,3	22,543
378	Twelve Seas Investment Co.*	3,693
838	Vahanna Tech Edge Acquisition I Corp. – Class A*,8	8,338
1,990	Ventoux CCM Acquisition Corp.*	20,109
940	Venus Acquisition Corp.*,8	9,541
3,044	Worldwide Webb Acquisition Corp. – Class A*,8	29,983
968	Zanite Acquisition Corp. – Class A*	9,932
		9,904,230
	TELECOM SERVICE – 0.0%
719	Vonage Holdings Corp.*	14,588
	TOTAL COMMON STOCKS (Cost $10,228,448)	10,222,319
Principal Amount
	CORPORATE BONDS – 0.1%
	FINANCIALS – 0.1%
$36,760	BlackRock Capital Investment Corp. 5.000%, 6/15/20229	37,105
200,000	PennantPark Floating Rate Capital Ltd. 4.250%, 4/1/20262	196,673
		233,778
	TOTAL CORPORATE BONDS (Cost $235,285)	233,778
Number of Shares
	EXCHANGE-TRADED DEBT SECURITIES – 0.1%
	FINANCIALS – 0.1%
12,181	First Eagle Alternative Capital BDC, Inc. 5.000%, 5/25/20262	300,140

First Trust Alternative Opportunities Fund
SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2022

Number of Shares		Value
	EXCHANGE-TRADED DEBT SECURITIES (Continued)
2,134	XAI Octagon Floating Rate Alternative Income Term Trust 6.500%, 3/31/20262	$55,249
		355,389
	TOTAL EXCHANGE-TRADED DEBT SECURITIES (Cost $361,411)	355,389
	MUTUAL FUNDS – 5.4%
1,237,561	Jones Lang LaSalle Income Property Trust, Inc. – Class M-I	18,266,398
	TOTAL MUTUAL FUNDS (Cost $14,975,340)	18,266,398
	PRIVATE INVESTMENT FUNDS – 22.9%
547,544	Bailard Real Estate Investment Trust	18,192,013
N/A	DSC Meridian Credit Opportunities Onshore Fund LP	7,613,443
N/A	Hudson Bay Fund LP	7,692,467
N/A	Linden Investors LP	7,825,967
N/A	Oak Street Real Estate Capital Net Lease Property Fund, LP	2,500,000
N/A	Pender Capital Asset Based Lending Fund I, L.P.	15,294,848
N/A	Point72 Capital, L.P.	7,412,184
N/A	Seer Capital Partners Fund L.P.	2,669,581
N/A	Walleye Opportunities Fund LP	7,803,178
	TOTAL PRIVATE INVESTMENT FUNDS (Cost $69,850,215)	77,003,681

	RIGHTS – 0.0%
2,076	Accretion Acquisition Corp., Expiration Date: October 25, 2022*	332
2,247	Agba Acquisition Ltd., Expiration Date: February 6, 2023*,8	427
1,050	Arisz Acquisition Corp., Expiration Date: June 29, 2023*	168
2,120	Benessere Capital Acquisition Corp., Expiration Date: January 4, 2023*	471
1,778	Blockchain Moon Acquisition Corp., Expiration Date: October 18, 2022*	328
2,874	Blue Safari Group Acquisition Corp., Expiration Date: December 8, 2023*,8	1,379
1,207	Breeze Holdings Acquisition Corp., Expiration Date: May 24, 2027*	148
1,299	Brilliant Acquisition Corp., Expiration Date: April 17, 2022*,8	199
1,764	Deep Medicine Acquisition Corp., Expiration Date: November 14, 2022*	317
2,245	East Stone Acquisition Corp., Expiration Date: June 9, 2022*,8	752
923	Edoc Acquisition Corp., Expiration Date: May 9, 2022*,8	305

First Trust Alternative Opportunities Fund
SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2022

Number of Shares		Value

	RIGHTS (Continued)
1,765	Financial Strategies Acquisition Corp., Expiration Date: December 8, 2022*	$245
1,763	Globalink Investment, Inc., Expiration Date: June 20, 2023*	284
2,932	Golden Path Acquisition Corp., Expiration Date: March 22, 2023*,8	676
1,582	Goldenbridge Acquisition Ltd., Expiration Date: October 27, 2025*,8	265
1,241	JUPITER WELLNESS ACQUISITION Corp., Expiration Date: June 5, 2023*	251
838	Mana Capital Acquisition Corp., Expiration Date: June 20, 2023*	168
2,530	Model Performance Acquisition Corp., Expiration Date: October 6, 2022*,8	275
2,885	Mountain Crest Acquisition Corp. III, Expiration Date: January 11, 2028*	577
2,282	Nocturne Acquisition Corp., Expiration Date: September 29, 2022*,8	481
3,780	NorthView Acquisition Corp., Expiration Date: September 19, 2023*	534
2,738	SPK Acquisition Corp., Expiration Date: March 7, 2023*	541
1,990	Ventoux CCM Acquisition Corp., Expiration Date: June 23, 2022*	358
940	Venus Acquisition Corp., Expiration Date: November 7, 2022*,8	188
1,805	Viveon Health Acquisition Corp., Expiration Date: February 17, 2023*	217
	TOTAL RIGHTS (Cost $0)	9,886
	UNITS – 2.6%
	SPECIFIED PURPOSE ACQUISITIONS – 2.6%
4,393	AIB Acquisition Corp.*,8	43,974
1,489	Alpha Star Acquisition Corp.*,8	15,084
1	AltEnergy Acquisition Corp.*	10
195	Apeiron Capital Investment Corp.*	1,950
2,992	Archimedes Tech SPAC Partners Co.*	29,711
21,898	Ares Acquisition Corp.*,8	216,681
1,045	Atlantic Coastal Acquisition Corp. II*	10,439
1,182	Ault Disruptive Technologies Corp.*	11,855
901	Austerlitz Acquisition Corp. I*,8	8,965
49,995	Austerlitz Acquisition Corp. II*,8	493,451
143	B Riley Principal 250 Merger Corp.*	1,410
2,938	Battery Future Acquisition Corp.*,8	29,527
824	BioPlus Acquisition Corp.*,8	8,232
1	Black Mountain Acquisition Corp.*	10
1	Blockchain Coinvestors Acquisition Corp. I*,8	10
3,089	Blue Ocean Acquisition Corp.*,8	30,828

First Trust Alternative Opportunities Fund
SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2022

Number of Shares		Value
	UNITS (Continued)
	SPECIFIED PURPOSE ACQUISITIONS (Continued)
2,069	Bullpen Parlay Acquisition Co.*,8	$20,649
1	Cactus Acquisition Corp. 1 Ltd.*,8	10
21,891	Churchill Capital Corp. V*	218,034
49,972	Churchill Capital Corp. VI*	495,912
61,192	Churchill Capital Corp. VII*	605,801
1	Colombier Acquisition Corp.*	10
15,680	Compute Health Acquisition Corp.*	155,232
1	Crescera Capital Acquisition Corp.*,8	10
2,938	EVe Mobility Acquisition Corp.*,8	29,409
1	Everest Consolidator Acquisition Corp.*	10
1	ExcelFin Acquisition Corp.*	10
19,846	FG Merger Corp.*	199,452
1	Finnovate Acquisition Corp.*,8	10
5	Fortress Value Acquisition Corp. III*	49
2	Fusion Acquisition Corp. II*	20
1,652	Games & Esports Experience Acquisition Corp.*,8	16,702
2,354	Genesis Growth Tech Acquisition Corp.*,8	23,658
253	Glass Houses Acquisition Corp.*	2,500
2,532	Global SPAC Partners Co.*,8	25,573
23,908	Goldenstone Acquisition Ltd.*	238,602
29,037	Gores Holdings IX, Inc.*	291,822
1	Graf Acquisition Corp. IV*	10
1	Green Visor Financial Technology Acquisition Corp. I*,8	10
1,765	Growth For Good Acquisition Corp.*,8	17,526
12,294	GSR II Meteora Acquisition Corp.*	123,923
1,348	Healthcare AI Acquisition Corp.*,8	13,480
1	Integrated Rail and Resources Acquisition Corp.*	10
211	Intelligent Medicine Acquisition Corp.*	2,133
3	InterPrivate II Acquisition Corp.*	29
1,765	Jackson Acquisition Co.*	17,403
42,547	Jaws Hurricane Acquisition Corp.*	425,044
40,266	Jaws Mustang Acquisition Corp.*,8	398,231
1,749	Kairous Acquisition Corp. Ltd.*,8	17,577
60,000	Kensington Capital Acquisition Corp.*,8	600,600
1,522	KKR Acquisition Holdings I Corp.*	15,068
55,746	Lakeshore Acquisition II Corp.*,8	558,017
3,565	Larkspur Health Acquisition Corp.*	35,650

First Trust Alternative Opportunities Fund
SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2022

Number of Shares		Value
	UNITS (Continued)
	SPECIFIED PURPOSE ACQUISITIONS (Continued)
37,490	LDH Growth Corp. I*,8	$369,276
1	Lionheart III Corp.*	10
42,149	Longview Acquisition Corp. II*	413,060
2	M3-Brigade Acquisition III Corp.*	20
1	Mercato Partners Acquisition Corp.*	10
1,689	Mountain Crest Acquisition Corp. V*	16,738
1	Newcourt Acquisition Corp.*,8	10
2	Noble Rock Acquisition Corp.*,8	20
2,288	OmniLit Acquisition Corp.*	22,926
1	OPY Acquisition Corp. I*	10
4	Orion Biotech Opportunities Corp.*,8	41
1,045	Papaya Growth Opportunity Corp. I*	10,460
3	Periphas Capital Partnering Corp.*	69
4	Pivotal Investment Corp. III*	39
3,529	Power & Digital Infrastructure Acquisition II Corp.*	35,396
1	Priveterra Acquisition Corp.*	10
1	Project Energy Reimagined Acquisition Corp.*,8	10
1,833	PROOF Acquisition Corp. I*	18,202
2	Property Solutions Acquisition Corp. II*	20
294	Pyrophyte Acquisition Corp.*,8	2,958
20,023	Redwoods Acquisition Corp.*	200,831
19,239	RF Acquisition Corp.*	192,967
2,478	ROC Energy Acquisition Corp.*	25,251
1	Sandbridge X2 Corp.*	10
52,328	Screaming Eagle Acquisition Corp.*,8	523,280
1,764	Sculptor Acquisition Corp. I*,8	17,711
212	Semper Paratus Acquisition Corp.*,8	2,141
19,969	Senior Connect Acquisition Corp. I*	197,693
60,000	SHUAA Partners Acquisition Corp. I*,8	601,200
2,760	Sizzle Acquisition Corp.*	27,655
1,763	Southport Acquisition Corp.*	17,630
4,204	Spree Acquisition Corp. 1 Ltd.*,8	42,502
1,649	ST Energy Transition I Ltd.*,8	16,523
50,005	SVF Investment Corp.*,8	496,050
1,763	Swiftmerge Acquisition Corp.*,8	17,436
1	Tailwind International Acquisition Corp.*,8	10
1	Thrive Acquisition Corp.*,8	10

First Trust Alternative Opportunities Fund
SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2022

Number of Shares		Value
	UNITS (Continued)
	SPECIFIED PURPOSE ACQUISITIONS (Continued)
117	TKB Critical Technologies1*,8	$1,187
333	TLGY Acquisition Corp.*,8	3,347
2	Twelve Seas Investment Co. II*	20
2,479	UTA Acquisition Corp.*,8	24,790
3,680	Welsbach Technology Metals Acquisition Corp.*	36,616
1	Worldwide Webb Acquisition Corp.*,8	10
		8,784,478
	TOTAL UNITS (Cost $8,764,028)	8,784,478
	WARRANTS – 0.2%
68	7GC & Co. Holdings, Inc., Expiration Date: December 31, 2026*	14
1,464	8i ACQUISITION 2 Corp., Expiration Date: September 24, 2026*,8	454
574	Accelerate Acquisition Corp., Expiration Date: December 31, 2027*	221
1,038	Accretion Acquisition Corp., Expiration Date: February 19, 2023*	179
1,456	Ace Global Business Acquisition Ltd., Expiration Date: December 31, 2027*,8	189
1,774	Achari Ventures Holdings Corp. I, Expiration Date: August 5, 2026*	373
6	Advanced Merger Partners, Inc., Expiration Date: June 30, 2026*	4
274	Advantage Capital Holdings LLC, Expiration Date: December 31, 2028*,6	91,294
889	AF Acquisition Corp., Expiration Date: March 31, 2028*	221
15	African Gold Acquisition Corp., Expiration Date: March 13, 2028*,8	3
2,247	Agba Acquisition Ltd., Expiration Date: May 10, 2024*,8	363
1,165	ALSP Orchid Acquisition Corp. I, Expiration Date: November 30, 2028*,8	289
733	AltEnergy Acquisition Corp., Expiration Date: February 6, 2023*	148
46	Altitude Acquisition Corp., Expiration Date: November 30, 2027*	8
862	American Acquisition Opportunity, Inc., Expiration Date: May 28, 2026*	129
511	Americas Technology Acquisition Corp., Expiration Date: December 31, 2027*,8	58
1,163	Apollo Strategic Growth Capital, Expiration Date: October 29, 2027*,8	1,593
748	Archimedes Tech SPAC Partners Co., Expiration Date: December 31, 2027*	524
10,000	Ares Acquisition Corp., Expiration Date: December 31, 2027*,8	4,120
902	Aries I Acquisition Corp., Expiration Date: May 7, 2023*,8	338
1,050	Arisz Acquisition Corp., Expiration Date: November 16, 2026*	383
479	Artisan Acquisition Corp., Expiration Date: December 31, 2028*,8	129

First Trust Alternative Opportunities Fund
SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2022

Number of Shares		Value
	WARRANTS (Continued)
284	Astrea Acquisition Corp., Expiration Date: January 13, 2026*	$51
1,430	Athlon Acquisition Corp., Expiration Date: March 5, 2026*	357
1,912	Atlantic Avenue Acquisition Corp., Expiration Date: October 6, 2027*	383
59	Atlas Crest Investment Corp. II, Expiration Date: February 28, 2026*	19
13,204	Austerlitz Acquisition Corp. I, Expiration Date: February 19, 2026*,8	7,262
13,233	Austerlitz Acquisition Corp. II, Expiration Date: December 31, 2027*,8	7,410
2,223	Avalon Acquisition, Inc., Expiration Date: February 26, 2023*	511
1,658	Better World Acquisition Corp., Expiration Date: November 15, 2027*	265
364	Big Sky Growth Partners, Inc., Expiration Date: February 26, 2023*	160
1,417	Biotech Acquisition Co., Expiration Date: November 30, 2027*,8	334
1,797	Black Mountain Acquisition Corp., Expiration Date: October 15, 2027*	485
195	Blockchain Coinvestors Acquisition Corp. I, Expiration Date: November 1, 2028*,8	66
1,778	Blockchain Moon Acquisition Corp., Expiration Date: March 24, 2023*	338
1,207	Breeze Holdings Acquisition Corp., Expiration Date: May 25, 2027*	253
389	Brilliant Acquisition Corp., Expiration Date: December 31, 2025*,8	55
574	Build Acquisition Corp., Expiration Date: April 29, 2023*	157
2,030	Bull Horn Holdings Corp., Expiration Date: October 31, 2025*,8	164
1,466	Cactus Acquisition Corp. 1 Ltd., Expiration Date: July 20, 2023*,8	253
117	CC Neuberger Principal Holdings III, Expiration Date: December 31, 2027*,8	73
45	CF Acquisition Corp. IV, Expiration Date: December 14, 2025*	18
430	CF Acquisition Corp. VIII, Expiration Date: December 31, 2027*	142
587	Churchill Capital Corp. VI, Expiration Date: December 31, 2027*	299
575	Churchill Capital Corp. VII, Expiration Date: February 29, 2028*	345
3	Colicity, Inc., Expiration Date: December 31, 2027*	1
815	Colombier Acquisition Corp., Expiration Date: December 31, 2028*	228
321	Concord Acquisition Corp., Expiration Date: November 28, 2025*	382
405	Corazon Capital V838 Monoceros Corp., Expiration Date: December 31, 2028*,8	146
117	Corner Growth Acquisition Corp., Expiration Date: December 31, 2027*,8	28
935	Corner Growth Acquisition Corp. 2, Expiration Date: March 1, 2023*,8	160
313	Crescera Capital Acquisition Corp., Expiration Date: April 20, 2028*,8	106
2,151	Data Knights Acquisition Corp., Expiration Date: December 31, 2028*	387
1,228	Delwinds Insurance Acquisition Corp., Expiration Date: August 1, 2027*	368
310	DHC Acquisition Corp., Expiration Date: December 31, 2027*,8	83
637	Digital Health Acquisition Corp., Expiration Date: October 14, 2023*	80

First Trust Alternative Opportunities Fund
SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2022

Number of Shares		Value
	WARRANTS (Continued)
2,913	DILA Capital Acquisition Corp., Expiration Date: December 31, 2028*	$641
349	dMY Technology Group, Inc. VI, Expiration Date: June 25, 2023*	241
534	Dune Acquisition Corp., Expiration Date: October 29, 2027*	118
789	East Resources Acquisition Co., Expiration Date: July 1, 2027*	181
880	Edify Acquisition Corp., Expiration Date: December 31, 2027*	167
923	Edoc Acquisition Corp., Expiration Date: November 30, 2027*,8	109
351	EdtechX Holdings Acquisition Corp., Expiration Date: June 15, 2027*	35
296	Enterprise 4.0 Technology Acquisition Corp., Expiration Date: September 24, 2023*,8	104
470	Eucrates Biomedical Acquisition Corp., Expiration Date: December 14, 2025*,8	82
460	Everest Consolidator Acquisition Corp., Expiration Date: July 19, 2028*	92
296	ExcelFin Acquisition Corp., Expiration Date: July 5, 2023*	101
703	Far Peak Acquisition Corp., Expiration Date: December 7, 2025*,8	1,146
428	FAST Acquisition Corp. II, Expiration Date: March 16, 2026*	141
1,765	Financial Strategies Acquisition Corp., Expiration Date: March 31, 2028*	285
795	Finnovate Acquisition Corp., Expiration Date: April 15, 2023*,8	167
31	Fintech Evolution Acquisition Group, Expiration Date: March 31, 2028*,8	7
118	Flame Acquisition Corp., Expiration Date: December 31, 2028*	34
78	Fortress Value Acquisition Corp. III, Expiration Date: December 31, 2027*	34
158	Fusion Acquisition Corp. II, Expiration Date: December 31, 2027*	32
485	G Squared Ascend II, Inc., Expiration Date: December 31, 2026*,8	136
1,444	GigInternational1, Inc., Expiration Date: December 31, 2028*	519
280,000	Glass House Brands, Inc., Expiration Date: January 15, 2026*,8	364,000
719	Global Consumer Acquisition Corp., Expiration Date: December 31, 2027*	178
1,266	Global SPAC Partners Co., Expiration Date: November 30, 2027*,8	443
1,763	Globalink Investment, Inc., Expiration Date: December 3, 2026*	194
2,109	Globis Acquisition Corp., Expiration Date: November 1, 2025*	1,160
71	Golden Falcon Acquisition Corp., Expiration Date: November 4, 2026*	19
2,932	Golden Path Acquisition Corp., Expiration Date: December 31, 2028*,8	172
1,582	Goldenbridge Acquisition Ltd., Expiration Date: October 28, 2025*,8	111
577	Graf Acquisition Corp. IV, Expiration Date: May 31, 2028*	308
391	Green Visor Financial Technology Acquisition Corp. I, Expiration Date: May 8, 2023*,8	98
1,287	Hagerty, Inc., Expiration Date: December 31, 2027*	3,591

First Trust Alternative Opportunities Fund
SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2022

Number of Shares		Value
	WARRANTS (Continued)
51	Healthcare Services Acquisition Corp., Expiration Date: December 31, 2027*	$18
449	Hennessy Capital Investment Corp. V, Expiration Date: January 11, 2026*	180
242	Hunt Cos. Acquisition Corp. I, Expiration Date: December 31, 2028*,8	44
1,774	IG Acquisition Corp., Expiration Date: October 5, 2027*	568
1,187	Industrial Human Capital, Inc., Expiration Date: December 31, 2028*	214
441	Innovative International Acquisition Corp., Expiration Date: April 3, 2023*,8	84
981	Integrated Rail and Resources Acquisition Corp., Expiration Date: May 21, 2023*	322
1,177	Integrated Wellness Acquisition Corp., Expiration Date: October 31, 2028*,8	424
53	InterPrivate II Acquisition Corp., Expiration Date: December 31, 2028*	29
59	InterPrivate III Financial Partners, Inc., Expiration Date: December 31, 2027*	40
1,096	Isleworth Healthcare Acquisition Corp., Expiration Date: August 2, 2027*	182
296	Jack Creek Investment Corp., Expiration Date: December 31, 2027*,8	64
13,212	Jaws Mustang Acquisition Corp., Expiration Date: January 30, 2026*,8	6,475
868	Kadem Sustainable Impact Corp., Expiration Date: March 16, 2026*	150
281	Kairos Acquisition Corp., Expiration Date: December 31, 2027*,8	50
870	Kingswood Acquisition Corp., Expiration Date: May 1, 2027*	122
341	KINS Technology Group, Inc., Expiration Date: December 31, 2025*	48
451	KKR Acquisition Holdings I Corp., Expiration Date: December 31, 2027*	298
239	KludeIn I Acquisition Corp., Expiration Date: July 8, 2027*	36
519	L&F Acquisition Corp., Expiration Date: May 23, 2027*,8	158
873	Lakeshore Acquisition I Corp., Expiration Date: April 30, 2028*,8	305
1,382	LAMF Global Ventures Corp. I, Expiration Date: April 4, 2023*,8	280
292	Learn CW Investment Corp., Expiration Date: December 31, 2028*,8	91
1,255	Legato Merger Corp. II, Expiration Date: February 5, 2023*	460
836	Levere Holdings Corp., Expiration Date: December 31, 2028*,8	293
526	LF Capital Acquisition Corp. II, Expiration Date: January 7, 2026*	100
934	Lionheart Acquisition Corp. II, Expiration Date: February 14, 2026*	380
1,698	Lionheart III Corp., Expiration Date: March 19, 2023*	492
51	Longview Acquisition Corp. II, Expiration Date: May 10, 2026*	21
394	M3-Brigade Acquisition III Corp., Expiration Date: May 11, 2023*	98
314	Malacca Straits Acquisition Co., Ltd., Expiration Date: June 30, 2027*,8	44

First Trust Alternative Opportunities Fund
SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2022

Number of Shares		Value
	WARRANTS (Continued)
419	Mana Capital Acquisition Corp., Expiration Date: December 1, 2026*	$84
479	Maquia Capital Acquisition Corp., Expiration Date: December 31, 2027*	95
213	McLaren Technology Acquisition Corp., Expiration Date: March 3, 2023*	43
475	MDH Acquisition Corp., Expiration Date: February 2, 2028*	75
52	Medicus Sciences Acquisition Corp., Expiration Date: December 31, 2027*,8	22
1,061	Mercato Partners Acquisition Corp., Expiration Date: December 28, 2026*	340
1,265	Model Performance Acquisition Corp., Expiration Date: April 29, 2026*,8	190
2,256	Monterey Bio Acquisition Corp., Expiration Date: June 7, 2023*	451
142	Moringa Acquisition Corp., Expiration Date: February 10, 2026*,8	28
2,696	Mount Rainier Acquisition Corp., Expiration Date: December 4, 2022*	647
842	Nabors Energy Transition Corp., Expiration Date: November 17, 2026*	320
1,894	Natural Order Acquisition Corp., Expiration Date: September 15, 2025*	303
3	New Vista Acquisition Corp., Expiration Date: December 31, 2027*,8	1
1,335	Newbury Street Acquisition Corp., Expiration Date: December 31, 2027*	356
593	Newcourt Acquisition Corp., Expiration Date: April 12, 2028*,8	142
237	Noble Rock Acquisition Corp., Expiration Date: December 31, 2027*,8	52
1,890	NorthView Acquisition Corp., Expiration Date: August 2, 2027*	323
2,885	OceanTech Acquisitions I Corp., Expiration Date: May 10, 2026*	404
579	Omnichannel Acquisition Corp., Expiration Date: December 30, 2027*	105
277	Onyx Acquisition Co. I, Expiration Date: January 7, 2023*,8	94
1,764	OPY Acquisition Corp. I, Expiration Date: April 8, 2023*	670
500	Orion Biotech Opportunities Corp., Expiration Date: December 31, 2027*,8	185
1,438	Osiris Acquisition Corp., Expiration Date: May 1, 2028*	304
968	OTR Acquisition Corp., Expiration Date: December 31, 2025*	203
141	Periphas Capital Partnering Corp., Expiration Date: December 10, 2028*	105
323	Phoenix Biotech Acquisition Corp., Expiration Date: September 1, 2026*	62
1	Pivotal Investment Corp. III, Expiration Date: December 31, 2027*	0
240	Post Holdings Partnering Corp., Expiration Date: February 9, 2023*	135
125	Priveterra Acquisition Corp., Expiration Date: January 28, 2025*	35
235	Progress Acquisition Corp., Expiration Date: December 31, 2027*	57

First Trust Alternative Opportunities Fund
SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2022

Number of Shares		Value
	WARRANTS (Continued)
1,173	Project Energy Reimagined Acquisition Corp., Expiration Date: December 31, 2028*,8	$556
819	Property Solutions Acquisition Corp. II, Expiration Date: March 1, 2026*	225
232	PropTech Investment Corp. II, Expiration Date: December 31, 2027*	58
887	Recharge Acquisition Corp., Expiration Date: October 5, 2027*	160
375	RedBall Acquisition Corp., Expiration Date: August 17, 2022*,8	319
833	Roth CH Acquisition V Co., Expiration Date: December 10, 2026*	333
295	Sanaby Health Acquisition Corp. I, Expiration Date: July 30, 2028*	64
341	Sandbridge X2 Corp., Expiration Date: December 31, 2027*	138
117	ScION Tech Growth I, Expiration Date: November 1, 2025*,8	30
808	ScION Tech Growth II, Expiration Date: January 28, 2026*,8	242
1,442	Senior Connect Acquisition Corp. I, Expiration Date: December 31, 2027*	260
93	Silver Spike Acquisition Corp. II, Expiration Date: February 26, 2026*,8	29
212	Spindletop Health Acquisition Corp., Expiration Date: December 31, 2028*	32
666	SportsMap Tech Acquisition Corp., Expiration Date: September 1, 2027*	165
355	SportsTek Acquisition Corp., Expiration Date: December 31, 2027*	64
62	Tailwind International Acquisition Corp., Expiration Date: March 1, 2028*,8	12
948	Tastemaker Acquisition Corp., Expiration Date: December 31, 2025*	213
574	Tech and Energy Transition Corp., Expiration Date: December 31, 2027*	161
709	Tekkorp Digital Acquisition Corp., Expiration Date: October 26, 2027*,8	218
852	TG Venture Acquisition Corp., Expiration Date: August 13, 2023*	177
296	Thrive Acquisition Corp., Expiration Date: March 9, 2023*,8	73
1,279	Trine II Acquisition Corp., Expiration Date: December 31, 2027*,8	358
1,198	Tristar Acquisition I Corp., Expiration Date: December 31, 2028*,8	483
1,001	Tuscan Holdings Corp. II, Expiration Date: July 16, 2025*	500
126	Twelve Seas Investment Co., Expiration Date: March 2, 2028*	32
419	Vahanna Tech Edge Acquisition I Corp., Expiration Date: November 30, 2028*,8	142
1,990	Ventoux CCM Acquisition Corp., Expiration Date: September 30, 2025*	497
940	Venus Acquisition Corp., Expiration Date: December 31, 2027*,8	103
1,805	Viveon Health Acquisition Corp., Expiration Date: December 31, 2027*	142
1,522	Worldwide Webb Acquisition Corp., Expiration Date: March 27, 2023*,8	581
484	Zanite Acquisition Corp, Expiration Date: October 8, 2025*	310
	TOTAL WARRANTS (Cost $425,525)	521,627

First Trust Alternative Opportunities Fund
SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2022

Number of Shares		Value
	SHORT-TERM INVESTMENTS – 18.5%
62,104,759	Morgan Stanley Institutional Liquidity Fund – Government Portfolio – Institutional Class 0.227%10	$62,104,759
	TOTAL SHORT-TERM INVESTMENTS (Cost $62,104,759)	62,104,759
	TOTAL INVESTMENTS – 104.6% (Cost $336,528,888)	351,869,372
	Liabilities in Excess of Other Assets – (4.6)%	(15,402,502)
	TOTAL NET ASSETS – 100.0%	$336,466,870
	SECURITIES SOLD SHORT – (0.0)%
	COMMON STOCKS – (0.0)%
	COMMERCIAL SERVICES-FINANCE – (0.0)%
(1)	S&P Global, Inc.	(410)
	DIAGNOSTIC KIT – (0.0)%
(84)	Quidel Corp.*	(9,446)
	ELECTRONIC COMPONENTS-SEMICONDUCTOR – (0.0)%
(3)	Advanced Micro Devices, Inc.*	(328)
	INVESTMENT MANAGEMENT/ADVISORY SERVICES – (0.0)%
(234)	Raymond James Financial, Inc.	(25,719)
	SEMICONDUCTOR EQUIPMENT – (0.0)%
(72)	Entegris, Inc.	(9,451)
	TOTAL COMMON STOCKS (Proceeds $45,277)	(45,354)
	TOTAL SECURITIES SOLD SHORT (Proceeds $45,277)	$(45,354)

LLC – Limited Liability Company
LP – Limited Partnership
PLC – Public Limited Company
REMIC – Real Estate Mortgage Investment Conduit
* Non-income producing security.
1 Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $48,311,133, which represents 14.36% of total net assets of the Fund.
2 Callable.
3 All or a portion of this security is segregated as collateral for securities sold short. The market value of the securities pledged as collateral was $688,756, which represents 0.20% of total net assets of the Fund.
4 Variable rate security, upon which the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

First Trust Alternative Opportunities Fund
SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2022

5 Floating rate security, upon which the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
6 Level 3 securities fair valued under procedures established by the Board of Trustees, represents 11.32% of Net Assets. The total value of these securities is $38,087,864.
7 Payment-in-kind interest is generally paid by issuing additional par of the security rather than paying cash.
8 Foreign security denominated in U.S. Dollars.
9 Convertible security.
10 The rate is the annualized seven-day yield at period end.
See accompanying Notes to Financial Statements.

First Trust Alternative Opportunities Fund
SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2022

Securities With Restrictions On Redemptions	Redemptions Permitted	Redemption Notice Period	Cost	Fair Value	Original Acquisition Date
Bailard Real Estate Investment Trusta	Quarterly	30 Days	$16,400,000	$18,192,013	1/1/2019
Conversus StepStone Private Markets	Quarterly	90 Days	12,126,944	13,744,313	4/1/2021
DSC Meridian Credit Opportunities Onshore Fund LPa	Quarterlyb	65 Days	6,700,000	7,613,443	10/1/2018
Hudson Bay Fund LPa	Quarterlyb	65 Days	7,500,000	7,692,467	4/1/2021
Linden Investors LPa	Quarterlyc	65 Days	6,500,000	7,825,967	10/1/2018
Oak Street Real Estate Capital Net Lease Property Fund, LPa	Quarterly	60 Days	2,500,000	2,500,000	1/25/2022
Pender Capital Asset Based Lending Fund I, L.P.a	Quarterly	90 Days	15,294,848	15,294,848	8/16/2019
Pomona Investment Fund	Quarterly	75 Days	10,735,511	15,804,806	10/1/2018
Point72 Capital, L.P.a	Quarterlyb	55 Days	6,530,367	7,412,184	5/1/2019
Seer Capital Partners Fund L.P. a	Not Permitted	N.A.	2,000,000	2,669,581	10/1/2021
Walleye Opportunities Fund LPa	Monthlyc	30 Days	6,425,000	7,803,178	12/1/2018
Totals			$92,712,670	$106,552,800

a Securities generally offered in private placement transactions and as such are illiquid and generally restricted as to resale.
b The Private Investment Fund can institute a gate provision on redemptions at the investor level of 25% of the fair value of the investment in the Private Investment Fund.
c The Private Investment Fund can institute a gate provision on redemptions at the fund level of 20 – 25% of the fair value of the investment in the Private Investment Fund.
See accompanying Notes to Schedule of Investments.

First Trust Alternative Opportunities Fund
SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2022

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Sale Contracts	Counterparty	Currency Exchange	Currency Amount Sold	Value At Settlement Date	Value At March 31, 2022	Unrealized Appreciation (Depreciation)
Euro	BNP	EUR per USD	(6,924,000)	$(8,139,101)	$(7,927,699)	$211,402
TOTAL FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS				$(8,139,101)	$(7,927,699)	$211,402
EUR – Euro
See accompanying Notes to Financial Statements.

First Trust Alternative Opportunities Fund
SUMMARY OF INVESTMENTS*
As of March 31, 2022

Security Type/Sector	Percent of Total Net Assets
Asset-Backed Securities	15.2%
Bank Loans	7.5%
Closed-End Funds	25.0%
Collateralized Mortgage Obligations	4.1%
Common Stocks
Specified Purpose Acquisitions	3.0%
Data Processing/Management	0.0%
Electric-Integrated	0.0%
Networking Products	0.0%
Commercial Banks-Eastern US	0.0%
Chemicals-Specialty	0.0%
Semiconductor Equipment	0.0%
Medical Information Systems	0.0%
Aerospace/Defense-Equipment	0.0%
Internet Security	0.0%
Diagnostic Kit	0.0%
Telecom Service	0.0%
Retail-Sporting Goods	0.0%
Total Common Stocks	3.0%
Corporate Bonds
Financials	0.1%
Total Corporate Bonds	0.1%
Exchange-Traded Debt Securities
Financials	0.1%
Mutual Funds	5.4%
Private Investment Funds	22.9%
Rights	0.0%
Units
Specified Purpose Acquisitions	2.6%
Warrants	0.2%
Short-Term Investments	18.5%
Total Investments	104.6%
Liabilities in Excess of Other Assets	(4.6)%
Total Net Assets	100.0%

* This table does not include securities sold short. Please refer to the Schedule of Investments for information on securities sold short.
See accompanying Notes to Financial Statements.

First Trust Alternative Opportunities Fund
STATEMENT OF ASSETS AND LIABILITIES
As of March 31, 2022

Assets:
Investments, at value (cost $336,528,888)	$351,869,372
Cash deposited with broker	4,899,986
Receivables:
Unrealized appreciation on forward foreign currency exchange contracts	211,402
Investment securities sold	1,189
Fund shares sold	2,128,329
Dividends and interest	813,317
Prepaid expenses	27,453
Total assets	359,951,048
Liabilities:
Securities sold short, at value (proceeds $45,277)	45,354
Foreign currency due to custodian, at value (proceeds $4,402,065)	4,424,940
Payables:
Investment securities purchased	3,739,272
Fund shares redeemed	14,887,926
Advisory fees	180,808
Distribution fees (Note 8)	68,768
Auditing fees	43,129
Dividends and interest on securities sold short	6
Accrued other expenses	93,975
Total liabilities	23,484,178
Net Assets	$336,466,870
See accompanying Notes to Financial Statements.

First Trust Alternative Opportunities Fund
STATEMENT OF ASSETS AND LIABILITIES — Continued
As of March 31, 2022

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$321,734,235
Total distributable earnings	14,732,635
Net Assets	$336,466,870
Maximum Offering Price per Share:
Class A Shares
Net assets applicable to shares outstanding	$1,052
Shares of common stock issued and outstanding	38
Net asset value per share	$27.65
Maximum sales charge (5.75% of offering price)*	1.69
Maximum offer price to public	$29.34
Class I Shares
Net assets applicable to shares outstanding	$336,465,818
Shares of common stock issued and outstanding	12,133,633
Net asset value per share	$27.73

* Investors in Class A Shares may be charged a sales charge of up to 5.75% of the subscription amount.
See accompanying Notes to Financial Statements.

First Trust Alternative Opportunities Fund
STATEMENT OF OPERATIONS
For the Fiscal Year Ended March 31, 2022

Investment Income:
Dividends	$3,227,512
Interest	5,855,729
Total investment income	9,083,241
Expenses:
Advisory fees	1,331,046
Fund services expense	271,147
Distribution fees (Note 8)	179,143
Legal fees	123,734
Interest expense (see Note 11)	112,685
Auditing fees	73,923
Trustees’ fees and expenses	61,000
Shareholder reporting fees	57,036
Registration fees	35,457
Dividends on securities sold short	26,213
Chief Compliance Officer fees	25,055
Interest on securities sold short	18,965
Excise tax expense	15,050
Insurance fees	10,748
Miscellaneous	5,767
Total expenses	2,346,969
Advisory fees waived	(43,229)
Net expenses	2,303,740
Net investment income	6,779,501
Realized and Unrealized Gain (Loss) on Investments, Securities Sold Short, Forward Contracts, and Foreign Currency
Net realized gain (loss) on:
Investments	3,728,920
Securities sold short	(79,833)
Foreign currency transactions	14,144
Net realized gain	3,663,231
Net change in unrealized appreciation/depreciation on:
Investments	8,145,052
Securities sold short	3,090
Forward contracts	211,402
Foreign currency translations	(22,743)
Net change in unrealized appreciation/depreciation	8,336,801
Net realized and unrealized gain on investments, securities sold short, forward contracts, and foreign currency.	12,000,032
Net Increase in Net Assets from Operations	$18,779,533
See accompanying Notes to Financial Statements.

First Trust Alternative Opportunities Fund
STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$6,779,501	$4,329,750
Net realized gain (loss) on investments, securities sold short, and foreign currency	3,663,231	(268,589)
Net change in unrealized appreciation/depreciation on investments, securities sold short, forward contracts, and foreign currency	8,336,801	17,042,251
Net increase (decrease) in net assets resulting from operations	18,779,533	21,103,412
Distributions to Shareholders:
Distributions:
Class A	(39)	—
Class I	(12,292,666)	(5,502,728)
Total distributions to shareholders	(12,292,705)	(5,502,728)
Capital Transactions:
Net proceeds from shares sold:
Class A	1,000	—
Class I	233,877,451	52,444,571
Reinvestment of distributions:
Class A	39	—
Class I	2,421,654	1,014,971
Cost of shares redeemed:
Class A	—	—
Class I	(27,719,707)	(11,229,077)
Net increase in net assets from capital transactions	208,580,437	42,230,465
Total increase in net assets	215,067,265	57,831,149
Net Assets:
Beginning of period	121,399,605	63,568,456
End of period	$336,466,870	$121,399,605
Capital Share Transactions:
Shares sold:
Class A	37	—
Class I	8,488,202	2,100,333
Shares reinvested:
Class A	1	—
Class I	88,180	41,251
Shares redeemed:
Class A	—	—
Class I	(1,002,521)	(441,858)
Net increase in capital share transactions	7,573,899	1,699,726
See accompanying Notes to Financial Statements.

First Trust Alternative Opportunities Fund
STATEMENT OF CASH FLOWS
For the Fiscal Year Ended March 31, 2022

Increase (Decrease) in Cash:
Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$18,779,533
Adjustments to reconcile net increase in net assets from operations to net cash used for operating activities:
Purchases of long-term portfolio investments	(207,589,336)
Sales of long-term portfolio investments	41,543,098
Proceeds from securities sold short	2,674,292
Cover short securities	(4,117,573)
Purchases of short-term investments, net	(52,575,232)
Return of capital dividends received	3,790,727
Increase in cash deposited with broker for securities sold short	(3,313,722)
Increase in dividends and interest receivable	(248,804)
Decrease in Investments purchased in advance	2,500,000
Decrease in prepaid expenses	99,088
Increase in foreign currency due to custodian	4,424,940
Increase in advisory fees	123,380
Decrease in dividends and interest on securities sold short	(1,785)
Increase in distribution fees	68,768
Increase in accrued expenses	69,344
Net amortization on investments	(192,238)
Net realized gain	(3,747,632)
Net change in unrealized appreciation/depreciation	(8,359,544)
Net cash used for operating activities	(206,072,696)
Cash flows provided by (used for) financing activities:
Proceeds from shares sold	232,138,192
Cost of shares redeemed	(16,196,836)
Dividends paid to shareholders, net of reinvestments	(9,871,012)
Net cash provided by financing activities	206,070,344
Net decrease in cash	(2,352)
Cash:
Beginning of period	2,352
End of period	$—
Non-cash financing activities not included herein consist of $2,421,693 of reinvested dividends.
Non-cash financing activities not included herein consist of $112,685 of interest expense.
Non-cash financing activities not included herein consist of $18,965 of interest on securities sold short.
See accompanying Notes to Financial Statements.

First Trust Alternative Opportunities Fund
FINANCIAL HIGHLIGHTS
Class A

Per share operating performance.
For a capital share outstanding throughout each period.
For The Period August 2, 2021* Through March 31, 2022
Net asset value, beginning of period	$27.29
Income from Investment Operations:
Net investment income1	0.21
Net realized and unrealized gain (loss) on investments	1.19
Total from investment operations	1.40
Less Distributions:
From net investment income	(0.79)
From net realized gains	(0.25)
Total distributions	(1.04)
Redemption fee proceeds1	—
Net asset value, end of period	$27.65
Total return	5.17%2
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1
Ratio of expenses to average net assets4,5:	2.05%3
(including dividends, interest on securities sold short, excise tax, and interest expense)
Ratio of net investment income to average net assets:	1.90%3
(including dividends, interest on securities sold short, excise tax, and interest expense)
Portfolio turnover rate	26%

* Commencement of operations.
1 Based on average shares outstanding for the period.
2 Not annualized.
3 Annualized.
4 If dividends and interest on securities sold short had been excluded, the expense ratios would have been lowered by 0.03% for the period ended March 31, 2022.
5 If excise tax and interest expense had been excluded, the expense ratios would have been lowered by 0.04%, for the period ended March 31, 2022.
See accompanying Notes to Financial Statements.

First Trust Alternative Opportunities Fund
FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.
For a capital share outstanding throughout each period.
	For the Year Ended March 31,				For The Period June 12, 2017* Through March 31, 2018
	2022	2021	2020	2019
Net asset value, beginning of period	$26.62	$22.23	$25.14	$24.77	$25.00
Income from Investment Operations:
Net investment income1	0.92	1.19	1.01	0.86	0.08
Net realized and unrealized gain (loss) on investments	1.89	4.73	(2.96)	(0.06)	(0.20)
Total from investment operations	2.81	5.92	(1.95)	0.80	(0.12)
Less Distributions:
From net investment income	(1.45)	(1.41)	(0.88)	(0.28)	(0.05)
From net realized gains	(0.25)	(0.12)	(0.06)	(0.15)	(0.06)
From return of capital	—	—	(0.02)	—	—
Total distributions	(1.70)	(1.53)	(0.96)	(0.43)	(0.11)
Redemption fee proceeds1	—	—	—	—	—
Net asset value, end of period	$27.73	$26.62	$22.23	$25.14	$24.77
Total return	10.80%	22.75%	(4.89)%	3.28%	(0.50)%2
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$336,466	$121,400	$63,568	$17,196	$12,595
Ratio of expenses to average net assets:
(including dividends, interest on securities sold short, excise tax, and interest expense)
Before fees waived4,5	1.16%	1.12%	1.36%	5.28%	6.89%3
After fees waived4,5	1.14%	1.08%	1.05%	2.35%	2.45%3
Ratio of net investment income to average net assets:
(including dividends, interest on securities sold short, excise tax, and interest expense)
Before fees waived	3.34%	4.78%	3.66%	0.49%	(4.05)%3
After fees waived	3.36%	4.82%	3.97%	3.42%	0.39%3
Portfolio turnover rate	26%	43%	48%	374%	264%2

* Commencement of operations.
1 Based on average shares outstanding for the period.
2 Not annualized.
3 Annualized.
4 If dividends and interest on securities sold short had been excluded, the expense ratios would have been lowered by 0.02%, 0.07%, 0.10%, 0.43%, and 0.50% for the years ended March 31, 2022, 2021, 2020 and 2019, and period ended March 31, 2018 respectively.
5 If excise tax and interest expense had been excluded, the expense ratios would have been lowered by 0.06% and 0.06%, for the years ended March 31, 2022 and 2021, respectively.
See accompanying Notes to Financial Statements.

First Trust Alternative Opportunities Fund
Notes to Financial Statements
March 31, 2022

Note 1 — Organization
First Trust Alternative Opportunities Fund (the “Fund”) (formerly known as The Relative Value Fund), is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company. The Fund operates as an interval fund. The Fund operates under an Amended and Restated Agreement and Declaration of Trust dated November 1, 2021 (the “Declaration of Trust”). First Trust Capital Management L.P. (formerly known as Vivaldi Asset Management, LLC) serves as the investment adviser (the “Investment Manager”) of the Fund. The Investment Manager is an investment adviser registered with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended. The Fund has elected to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). The Fund currently offers shares of beneficial interest (the “Shares”) in two separate share classes: Class A Shares and Class I Shares (formerly known as “CIA Class Shares”).
The investment objective of the Fund is to seek to achieve long-term capital appreciation by pursuing positive absolute returns across market cycles. A fund seeking positive “absolute return” aims to earn a positive total return over a reasonable period of time regard less of market conditions or general market direction. In pursuing its objective, the Fund seeks to generate attractive long-term returns with low sensitivity to traditional equity and fixed income indices. The Fund uses a “multi-manager” approach whereby the Fund’s assets are allocated among the Investment Manager and one or more sub-advisers, in percentages determined at the discretion of the Investment Manager. In pursuing the Fund’s strategies, the Investment Manager and sub-advisers may invest directly in individual securities or through closed-end and open-end registered investment companies, private investment funds and other investment vehicles that invest or trade in a wide range of investments.
The Fund commenced the public offering of the Class I Shares in June 2017 and has publicly offered Class I Shares in a continuous offering since that time. Class A Shares have been publicly offered since August 2021. The Shares are generally offered for purchase on any business day, which is any day the New York Stock Exchange is open for business, in each case subject to any applicable sales charges and other fees, as described herein. The Shares are issued at net asset value per Share. No holder of Shares (each, a “Shareholder”) has the right to require the Fund to redeem its Shares.
The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights with respect to that distribution plan.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services — Investment Companies.”
Note 2 — Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.
(a) Valuation of Investments
The Fund’s Valuation Committee oversees the valuation of the Fund’s investments on behalf of the Fund. The Board of Trustees of the Fund (the “Board”) has approved valuation procedures for the

First Trust Alternative Opportunities Fund
Notes to Financial Statements — Continued
March 31, 2022

Fund (the “Valuation Procedures”). Securities traded on one or more of the U.S. national securities exchanges, the Nasdaq Stock Market or any foreign stock exchange will be valued at the last sale price or the official closing price on the exchange or system where such securities are principally traded for the business day as of the relevant determination date. If no sale or official closing price of particular securities is reported on a particular day, the securities will be valued at the closing bid price for securities held long, or the closing ask price for securities held short, or if a closing bid or ask price, as applicable, is not available, at either the exchange or system-defined closing price on the exchange or system in which such securities are principally traded. Over-the-counter securities not quoted on the Nasdaq Stock Market will be valued at the last sale price on the relevant determination date or, if no sale occurs, at the last bid price, in the case of securities held long, or the last ask price, in the case of securities held short, at the time net asset value is determined. Equity securities for which no prices are obtained under the foregoing procedures, including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the Investment Manager or a Sub-Adviser (as defined in Note 3) not to reflect the market value, will be valued at the bid price, in the case of securities held long, or the ask price, in the case of securities held short, supplied by one or more dealers making a market in those securities or one or more brokers, in accordance with the Valuation Procedures. Futures index options will be valued at the mid-point between the last bid price and the last ask price on the relevant determination date at the time net asset value is determined. The mid-point of the last bid and the last ask is also known as the “mark”.
Fixed-income securities with a remaining maturity of sixty (60) days or more for which accurate market quotations are readily available will normally be valued according to the mean between the last available bid and ask price from a recognized pricing service. Fixed-income securities for which market quotations are not readily available or are believed by the Investment Manager or a Sub-Adviser not to reflect market value will be valued based upon broker-supplied quotations in accordance with the Valuation Procedures, provided that if such quotations are unavailable or are believed by the Investment Manager or a Sub-Adviser not to reflect market value, such fixed-income securities will be valued at fair value in accordance with the Valuation Procedures, which may include the utilization of valuation models that take into account spread and daily yield changes on government securities in the appropriate market (e.g., matrix pricing). High quality investment grade debt securities (e.g., treasuries, commercial paper, etc.) with a remaining maturity of sixty (60) days or less are valued by the Investment Manager or a Sub-Adviser at amortized cost, which the Board has determined to approximate fair value. All other instruments held by the Fund will be valued in accordance with the Valuation Procedures.
If no price is obtained for a security in accordance with the foregoing, because either an external price is not readily available or such external price is believed by the Investment Manager or a Sub-Adviser not to reflect the market value, the Valuation Committee will make a determination in good faith of the fair value of the security in accordance with the Valuation Procedures. In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for the asset. The fair values of one or more assets may not be the prices at which those assets are ultimately sold and the differences may be significant.
The Fund will generally value shares of exchange traded funds (“ETFs”) at the last sale price on the exchange on which the ETF is principally traded. The Fund will generally value shares of open-end investment companies and closed-end investment companies that do not trade on one or more of the U.S. national securities exchanges at their respective daily closing net asset values.
The Fund will generally value private investment funds in accordance with the value determined as of such date by each private investment fund in accordance with the private investment fund’s valuation policies and reported at the time of the Fund’s valuation. As a general matter, the fair value of the Fund’s interest in a private investment fund will represent the amount that the Fund could reasonably expect to receive from the private investment fund if the Fund’s interest was redeemed at the time of

First Trust Alternative Opportunities Fund
Notes to Financial Statements — Continued
March 31, 2022

valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. In the event that the private investment fund does not report a value to the Fund on a timely basis, the Fund will determine the fair value of such private investment fund based on the most recent final or estimated value reported by the private investment fund, as well as any other relevant information available at the time the Fund values its portfolio. Using the nomenclature of the hedge fund industry, any values reported as “estimated” or “final” values are expected to reasonably reflect market values of securities when available or fair value as of the Fund’s valuation date. A substantial amount of time may elapse between the occurrence of an event necessitating the pricing of Fund assets and the receipt of valuation information from the underlying manager of a private investment fund.
(b) Foreign Currency Translation
The Fund’s records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted as of 4:00 PM Eastern Standard Time. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.
The Fund does not isolate that portion of its net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gains or losses from investments and foreign currency.
Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.
(c) Short Sales
Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. When a security is sold short, a decrease in the value of the security will be recognized as a gain and an increase in the value of the security will be recognized as a loss, which is potentially limitless. Until the security is replaced, the Fund is required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan, which is recorded as an expense. To borrow the security, the Fund also may be required to pay a premium or an interest fee, which are recorded as interest expense. Cash or securities are segregated for the broker to meet the necessary margin requirements. To the extent the Fund sells securities short, it will provide collateral to the broker-dealer and/or will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its custodian in a segregated account as required by each respective broker-dealer. The Fund is subject to the risk that it may not always be able to close out a short position at a particular time or at an acceptable price.
(d) Options
The Fund may write or purchase options contracts primarily to enhance the Fund’s returns or reduce volatility. In addition, the Fund may utilize options in an attempt to generate gains from option premiums or to reduce overall portfolio risk. When the Fund writes or purchases an option, an amount equal to

First Trust Alternative Opportunities Fund
Notes to Financial Statements — Continued
March 31, 2022

the premium received or paid by the Fund is recorded as an asset or a liability and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options that expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions. The Fund, as a writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.
(e) Exchange Traded Funds
ETFs typically trade on securities exchanges and their shares may, at times, trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, may involve duplication of advisory fees and certain other expenses. As a result, Fund shareholders indirectly bear their proportionate share of these incurred expenses. Therefore, the cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other funds that invest directly in securities.
Each ETF in which the Fund invests is subject to specific risks, depending on the nature of the ETF. Each ETF is subject to the risks associated with direct ownership of the securities comprising the index on which the ETF is based. These risks could include liquidity risk, sector risk, and risks associated with fixed-income securities.
(f) Closed-end Funds (“CEFs”)
The Fund may invest in shares of CEFs. A CEF is a pooled investment vehicle that is registered under the Investment Company Act and whose shares are listed and traded on U.S. national securities exchanges. Investments in CEFs are subject to various risks, including reliance on management’s ability to meet a CEF’s investment objective and to manage a CEF’s portfolio, and fluctuation in the market value of a CEF’s shares compared to the changes in the value of the underlying securities that the CEF owns. In addition, the Fund bears a pro rata share of the management fees and expenses of each underlying CEF in addition to the Fund’s management fees and expenses, which results in the Fund’s shareholders being subject to higher expenses than if they invested directly in the CEFs.
(g) Private Investment Funds
The Fund may also invest in private investment funds (i.e., investment funds that would be investment companies but for the exemptions under Section 3(c)(1) or 3(c)(7) of the Investment Company Act) that invest or trade in a wide range of securities. When the Fund invests in securities issued by private investment funds, it will bear its pro rata portion of the private funds’ expenses. These expenses are in addition to the direct expenses of the Fund’s own operations, thereby increasing indirect costs and potentially reducing returns to Shareholders. A private investment fund in which the Fund invests has its own investment risks, and those risks can affect the value of the private investment fund’s shares and therefore the value of the Fund’s investments. There can be no assurance that the investment objective of a private investment fund will be achieved. A private investment fund may change its investment objective or policies without the Fund’s approval, which could force the Fund to withdraw its investment from such private investment fund at a time that is unfavorable to the Fund. In addition, one private investment fund may buy the same securities that another private investment fund sells. Therefore, the Fund would indirectly bear the costs of these trades without accomplishing any investment purpose.

First Trust Alternative Opportunities Fund
Notes to Financial Statements — Continued
March 31, 2022

(h) Forward Foreign Currency Exchange Contracts
The Fund may utilize forward foreign currency exchange contracts (“forward contracts”) under which it is obligated to exchange currencies on specified future dates at specified rates, and are subject to the translations of foreign exchange rates fluctuations. All contracts are “marked-to-market” daily and any resulting unrealized gains or losses are recorded as unrealized appreciation or depreciation on foreign currency translations. The Fund records realized gains or losses at the time the forward contract is settled. Counter parties to these forward contracts are major U.S. financial institutions.
(i) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income and expense is recorded net of applicable withholding taxes on the ex-dividend date and interest income and expense is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.
(j) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.
Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.
The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of March 31, 2022 and during the prior three open tax years, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
(k) Distributions to Shareholders
The Fund makes monthly distributions to its shareholders equal to 5% annually of the Fund’s net asset value per Share (the “Distribution Policy”). This predetermined dividend rate may be modified by the Board from time to time, and increased to the extent of the Fund’s investment company taxable income that it is required to distribute in order to maintain its status as a regulated investment company. The amount and timing of distributions are determined in accordance with federal income tax regulations,

First Trust Alternative Opportunities Fund
Notes to Financial Statements — Continued
March 31, 2022

which may differ from GAAP. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income expense and gain (loss) items for financial statement and tax purposes.
For financial reporting purposes, dividends and distributions to Shareholders are recorded on the ex-date. If, for any distribution, available cash is less than the amount of this predetermined dividend rate, then assets of the Fund will be sold and such disposition may generate additional taxable income. The Fund’s final distribution for each calendar year will include any remaining investment company taxable income and net tax-exempt income undistributed during the year, as well as the remaining net capital gain realized during the year. If the total distributions made in any calendar year exceed investment company taxable income, net tax-exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Payments in excess of the earnings and profits would first be a tax-free return of capital to the extent of the adjusted tax basis in the Shares. After such adjusted tax basis is reduced to zero, the payment would constitute capital gain (assuming the Shares are held as capital assets). This Distribution Policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder’s assets being invested in the Fund and, over time, increase the Fund’s expense ratio. The Distribution Policy also may cause the Fund to sell a security at a time it would not otherwise do so in order to manage the distribution of income and gain.
Note 3 — Investment Advisory and Other Agreements
The Fund has entered into an Investment Advisory Agreement (the “Agreement”) with the Investment Manager. Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Investment Manager at the annual rate of 0.95% of the Fund’s average daily net assets. From March 9, 2019 to November 1, 2021, the Fund paid a monthly investment advisory fee to the Investment Manager at the annual rate of 0.50% of the Fund’s average daily net assets. Prior to March 9, 2019, the Fund paid a monthly investment advisory fee to the Investment Manager at the annual rate of 1.50% of the Fund’s average daily net assets. The Investment Manager has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expense on short sales, acquired fund fees and expenses (as determined in accordance with Form N-2), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation) do not exceed 2.00% and 1.25% of the Fund’s average daily net assets for Class A and Class I Shares, respectively until November 1, 2022 (“Initial Term”). This agreement to waive fees and/or pay for operating expenses may not be terminated before that date by the Fund or the Investment Manager. Unless terminated after the Initial Term, the agreement will automatically renew for consecutive one-year terms. After the Initial Term, the agreement may be terminated by the Fund or the Investment Manager upon 30 days’ written notice. From March 9, 2019 to November 1, 2021, the Investment Manager had agreed to limit the total expenses of the Fund to 1.95% and 0.95% of the Fund’s average daily net assets for the Class A and Class I Shares, respectively. Prior to March 9, 2019, the Investment Manager had agreed to limit the total expenses of the Fund to 1.95% of the Fund’s average daily net assets for the Class I Shares.
The Fund uses a “multi-manager” approach whereby the Fund’s assets are allocated amongst the Investment Manager and one or more sub-advisers in percentages determined at the discretion of the Investment Manager. Currently, the Investment Manager has engaged RiverNorth Capital Management, LLC and Angel Oak Capital Advisors, LLC, (each, a “Sub-Adviser” and together, the “Sub-Advisers”) to manage certain assets of the Fund and pays the Sub-Advisers from its advisory fees. Pursuant to separate sub-advisory agreements, the Investment Manager (and not the Fund) has agreed to pay RiverNorth Capital Management, LLC and Angel Oak Capital Advisors, LLC a

First Trust Alternative Opportunities Fund
Notes to Financial Statements — Continued
March 31, 2022

sub-advisory fee payable on a monthly basis at the annual rate of 0.80%, of their portion of the Fund’s average daily net assets for the services they provide. Prior to April 1, 2020, the Investment Manager had agreed to pay RiverNorth Capital Management, LLC a sub-advisory fee payable on a monthly basis at the annual rate of 1.00%.
For the fiscal year ended March 31, 2022, the Investment Manager waived its fees and absorbed other expenses totaling $43,229. For a period not to exceed three years from the date on which advisory fees are waived or Fund expenses absorbed by the Investment Manager, the Investment Manager may recoup amounts waived or absorbed, provided it is able to effect such recoupment and remain in compliance with (a) the limitation on Fund expenses in effect at the time of the relevant reduction in advisory fees or payment of the Fund’s expenses, and (b) the limitation on Fund expenses at the time of the recoupment. At March 31, 2022, the amount of these potentially recoverable expenses was $212,369. The Investment Manager may recapture all or a portion of this amount no later than March 31st of the year stated below:
2023	$134,973
2024	$34,167
2025	$43,229
Total	$212,369
First Trust Portfolios L.P. currently serves as the Fund’s distributor. Prior to November 1, 2021, Foreside Fund Services, LLC served as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and administrator; and UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.
A trustee and certain officers of the Fund are employees of UMBFS. The Fund does not compensate trustees and officers affiliated with the Fund’s administrator. For the fiscal year ended March 31, 2022, the Fund’s allocated fees incurred for trustees are reported on the Statement of Operations.
Vigilant Compliance, LLC provides Chief Compliance Officer (“CCO”) services to the Fund. The Fund’s allocated fees incurred for CCO services for the fiscal year ended March 31, 2022 are reported on the Statement of Operations.
Note 4 — Federal Income Taxes
At March 31, 2022, gross unrealized appreciation and depreciation of investments and short securities owned by the Fund, based on cost for federal income tax purposes, were as follows:
Cost of investments	$341,278,753
Gross unrealized appreciation	$16,964,233
Gross unrealized depreciation	(6,418,968)
Net unrealized appreciation on investments	$10,545,265
The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in securities transactions.

First Trust Alternative Opportunities Fund
Notes to Financial Statements — Continued
March 31, 2022

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2021, permanent differences in book and tax accounting have been reclassified to paid-in capital, undistributed net investment income (loss) and accumulated realized gain (loss) as follows:
Increase (Decrease)
Paid-in Capital	Total Distributable Earnings
$(1,977,537)	$1,977,537
As of March 31, 2022, the components of accumulated earnings (deficit) on a tax basis were as follows:
Undistributed ordinary income	$135,424
Undistributed long-term capital gains	2,679,197
Tax accumulated earnings	2,814,621
Accumulated capital and other losses	—
Unrealized appreciation on investments	10,545,265
Total accumulated earnings	$13,359,886
The tax character of distributions paid during the year ended December 31, 2021 and December 31, 2020 were as follows:
Distribution paid from:	2021	2020
Ordinary income	$9,904,946	$4,728,467
Net long-term capital gains	879,630	436,271
Total taxable distributions	$10,784,576	$5,164,738
Note 5 — Investment Transactions
For the fiscal year ended March 31, 2022, purchases and sales of investments, excluding short-term investments, were $210,954,056 and $41,539,230, respectively. Proceeds from securities sold short and cover short securities were $2,674,292 and $4,117,573, respectively, for the same period.
Note 6 — Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.
Note 7 — Repurchase of Shares
The Fund intends to provide a limited degree of liquidity to the Shareholders by conducting repurchase offers quarterly with a valuation date on or about March 31, June 30, September 30 and December 31 of each year. In each repurchase offer, the Fund may offer to repurchase its shares at their net asset value as determined as of approximately March 31, June 30, September 30 and December 31, of each year, as applicable (each such date, a “Valuation Date”). Each repurchase offer will be for no less than 5% of the shares outstanding, but if the value of shares tendered for repurchase exceeds the value the Fund intended to repurchase, the Fund may determine to repurchase less than the full number of shares tendered. In such event, Shareholders will have their shares repurchased on a pro rata basis, and tendering Shareholders will not have all of their tendered shares repurchased by the Fund.

First Trust Alternative Opportunities Fund
Notes to Financial Statements — Continued
March 31, 2022

The results of the repurchase offers conducted for the fiscal year ended March 31, 2022 are as follows:
	Repurchase Offer	Repurchase Offer	Repurchase Offer	Repurchase Offer
Commencement Date	May 28, 2021	August 31, 2021	December 1, 2021	March 1, 2022
Repurchase Request	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022
Repurchase Pricing date	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022
Net Asset Value as of Repurchase Offer Date
Class A Shares	$—	$27.82	$27.73	$27.65
Class I Shares	$27.23	$27.76	$27.64	$27.74
Amount Repurchased
Class A Shares	$—	$—	$—	$—
Class I Shares	$3,938,923	$3,627,111	$5,265,747	$14,887,926
Percentage of Outstanding Shares Repurchased
Class A Shares	—%	—%	—%	—%
Class I Shares	2.58%	1.91%	2.16%	4.26%
Note 8 — Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.
Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as described below:
•
Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

First Trust Alternative Opportunities Fund
Notes to Financial Statements — Continued
March 31, 2022

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.
In accordance with Accounting Standards Update (“ASU”) 2015-7, Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent) investments valued at the net asset value as practical expedient are no longer included in the fair value hierarchy. As such, investments in Closed-End Funds and Private Investment Funds with a fair value of $106,552,800 are excluded from the fair value hierarchy as of March 31, 2022.
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following table summarizes the Fund’s investments that are measured at fair value by level within the fair value hierarchy as of March 31, 2022:
	Level 1	Level 2	Level 3	Total
Assets
Investments
Asset-Backed Securities	$—	$38,440,815	$12,840,086	$51,280,901
Bank Loans	—	—	25,156,484	25,156,484
Closed-End Funds	54,583,724	—	—	54,583,724
Collateralized Mortgage Obligations	—	13,796,829	—	13,796,829
Common Stocks*	10,222,319	—	—	10,222,319
Corporate Bonds**	—	233,778	—	233,778
Exchange-Traded Debt Securities*	355,389	—	—	355,389
Mutual Funds	18,266,398	—	—	18,266,398
Rights	9,886	—	—	9,886
Units*	8,784,478	—	—	8,784,478
Warrants	430,333	—	91,294	521,627
Short-Term Investments	62,104,759	—	—	62,104,759
Subtotal	$154,757,286	$52,471,422	$38,087,864	$245,316,572
Closed End Funds				$29,549,119
Private Investment Funds				$77,003,681
Total Investments				$351,869,372
Liabilities
Securities Sold Short
Common Stocks*	$45,354	$—	$—	$45,354
Total Securities Sold Short	$45,354	$—	$—	$45,354

* All common stocks, exchange-traded debt securities, units and common stocks held short in the Fund are Level 1 securities. For a detailed break-out of common stocks, exchange-traded debt securities, units and common stocks held short by major industry classification, please refer to the Schedule of Investments.
** All corporate bonds held in the Fund are Level 2 securities. For a detailed break-out of corporate bonds by major industry classification, please refer to the Schedule of Investments.

First Trust Alternative Opportunities Fund
Notes to Financial Statements — Continued
March 31, 2022

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining value:
	Asset-Backed Securities	Bank Loans	Warrants
Balance as of March 31, 2021	$2,150,000	$13,143,120	$—
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Total gains or losses for the period
Included in earnings (or changes in net assets)	22,999	(3,280,614)	91,294
Included in other comprehensive income	—	—	—
Net purchases	12,817,087	15,295,853	—
Net sales	(2,150,000)	(1,875)	—
Balance as of March 31, 2022	$12,840,086	$25,156,484	$91,294
Change in unrealized gains or losses for the period included in earnings (or changes in net assets) for assets held at the end of the reporting period	$12,627	$34,551	$91,294
The following table presents additional quantitative information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of March 31, 2022:
Investments	Fair Value	Valuation Technique(s)	Unobservable Input	Range of Input
Asset-Backed Securities	$12,840,086	Recent Transaction Price	Recent Transaction Price	N/A
Bank Loans	$22,581,850	Recent Transaction Price	Recent Transaction Price	N/A
	$2,574,634	Market Approach	Recent Transaction Price	N/A
Warrants	$91,294	Market Approach	Recent Transaction Price	N/A
Note 9 — Derivatives and Hedging Disclosures
Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows.
The effects of these derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations are presented in the tables below. The fair values of derivative instruments as of March 31, 2022 by risk category are as follows:
	Derivatives not designated as hedging instruments
	Foreign Exchange Contracts	Total
Assets
Unrealized appreciation on forward foreign currency exchange contracts	$211,402	$211,402
	$211,402	$211,402

First Trust Alternative Opportunities Fund
Notes to Financial Statements — Continued
March 31, 2022

The effects of derivative instruments on the Statement of Operations for the year ended March 31, 2022 are as follows:
	Derivatives not designated as hedging instruments
	Foreign Exchange Contracts	Total
Net Change in Unrealized Appreciation/Depreciation on Derivatives
Forward contracts	$211,402	$211,402
	$211,402	$211,402
The notional amount and the number of contracts are included on the Schedule of Investments. The quarterly average volumes of derivative instruments as of March 31, 2022 are as follows:
Derivatives not designated as hedging instruments
Forward contracts	Foreign exchange contracts	Notional amount	$(3,190,960)
Note 10 — Commitments
As of March 31, 2022, the Fund had no outstanding investment commitments to Bank Loans. The Fund had unfunded capital commitments on Private Investment Funds of $20,000,000 as of March 31, 2022.
Note 11 — Credit Agreement
The Fund has entered into a credit agreement of $3,000,000 with TriState Capital Bank. The Fund is charged interest of the LIBOR Monthly Rate for borrowing under this agreement. As compensation for holding the credit agreement available, the Fund was charged a non-refundable loan fee in the amount of $20,000. In accordance with ASC 835, costs incurred by the Fund in connection with the credit agreement were recorded as a prepaid expense and recognized as prepaid expenses on the Statement of Assets and Liabilities. These debt issuance costs will be amortized into interest expense over a one-year period from the date of the completion of the credit agreement. The average interest rate, average daily loan balance, maximum outstanding amount recorded as interest expense for the 15 days the Fund had outstanding borrowings were 1.88%, $1,000,000, $1,000,000, and $2,819. As of March 31, 2022 the Fund did not have any outstanding borrowings. For the fiscal year ended March 31, 2022, commitment fees of 109,866 were expensed and are included in the accompanying Statement of Operations as interest expense.
Note 12 — Risk Factors
An investment in the Fund involves various risks. The Fund allocates assets to investment funds that invest in and actively trade securities and other financial instruments using a variety of strategies and investment techniques with significant risk characteristics, including the risks arising from the volatility of the equity, fixed income, commodity and currency markets, the risks of borrowings and short sales, the risks arising from leverage associated with trading in the equities, currencies and over-the-counter derivatives markets, the illiquidity of derivative instruments and the risk of loss from counterparty defaults.
No guarantee or representation is made that the investment program will be successful.
In early 2020, an outbreak of a novel strain of coronavirus (COVID-19) emerged globally. This coronavirus has resulted in closing international borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer

First Trust Alternative Opportunities Fund
Notes to Financial Statements — Continued
March 31, 2022

activity, as well as general public concern and uncertainty. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Although vaccines for COVID-19 are becoming more widely available, it is unknown how long circumstances related to the pandemic will persist, whether they will reoccur in the future, whether efforts to support the economy and financial markets will be successful, and what additional implications may follow from the pandemic. The impact of these events and other epidemics or pandemics in the future could adversely affect Fund performance.
In February 2022, Russia commenced a military attack on Ukraine. The outbreak of hostilities between the two countries and the threat of wider-spread hostilities could have a severe adverse effect on the region and global economies, including significant negative impacts on the markets for certain securities and commodities, such as oil and natural gas. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future, could have a significant adverse impact on the Russian economy and related markets. The price and liquidity of investments may fluctuate widely as a result of the conflict and related events. How long the armed conflict and related events will last cannot be predicted. These tensions and any related events could have a significant impact on Fund performance and the value of Fund investments.
Note 13 — Recently Issued Accounting Pronouncements
In March 2020, the FASB issued ASU No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact of the guidance.
Note 14 — Events Subsequent to the Fiscal Period End
The Fund has adopted financial reporting rules regarding subsequent events, which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements.

First Trust Alternative Opportunities Fund
FUND MANAGEMENT (Unaudited)
March 31, 2022

The identity of the members of the Board and the Fund’s officers and brief biographical information is set forth below. The Fund’s Statement of Additional Information includes additional information about the membership of the Board and is available, without charge, upon request, by calling the Fund toll-free at 1-(877) 779-1999 or by accessing the Investment Manager's website at http://www.FirstTrustCapital.com.
INDEPENDENT TRUSTEES AND ADVISORY BOARD MEMBER
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX* OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEES
David G. Lee Year of Birth: 1952 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Chairman and Trustee	Chairman since May 2019; Trustee Since Inception	Retired (since 2012); President and Director, Client Opinions, Inc. (2003 – 2012); Chief Operating Officer, Brandywine Global Investment Management (1998 – 2002).	15	None
Robert Seyferth Year of Birth: 1952 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since Inception	Retired (since 2009); Chief Procurement Officer/Senior Managing Director, Bear Stearns/JP Morgan Chase (1993 – 2009).	15	None
Gary E. Shugrue Year of Birth: 1954 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since September 2021	Managing Director, Veritable LP (investment advisory firm) (2016 – Present); Founder/ President, Ascendant Capital Partners, LP (private equity firm) (2001 – 2015).	13	Trustee, Quaker Investment Trust (2 portfolios) (registered investment company).

First Trust Alternative Opportunities Fund
FUND MANAGEMENT (Unaudited) — Continued
March 31, 2022

INTERESTED TRUSTEE AND OFFICERS
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX* OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEES
Terrance P. Gallagher** Year of Birth: 1958 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since June 2020	Executive Vice President and Director of Fund Accounting, Administration and Tax; UMB Fund Services, Inc. (2007 – present). President, Investment Managers Series Trust II (registered investment company) (2013 – Present); Treasurer, American Independence Funds Trust (registered investment company) (2016 – 2018); Treasurer, Commonwealth International Series Trust (registered investment company) (2010 – 2015).	15	Trustee, Investment Managers Series Trust II (19 portfolios) (registered investment company).
Michael Peck Year of Birth:1980 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	President	Since Inception	Chief Executive Officer and Co-CIO, First Trust Capital Management L.P. (formerly, Vivaldi Asset Management, LLC) (2012 – Present) President and Co-CIO, Vivaldi Capital Management LP (2012 – Present); Portfolio Manager, Coe Capital Management (2010 – 2012); Senior Financial Analyst and Risk Manager, the Bond Companies (2006 – 2008).	N/A	N/A
Chad Eisenberg Year of Birth: 1982 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Treasurer	Since Inception	Chief Operating Officer, First Trust Capital Management L.P. (formerly, Vivaldi Asset Management, LLC) (2012 – Present); Chief Operating Officer, Vivaldi Capital Management LP (2012 – Present); Director, Coe Capital Management LLC (2010 – 2011).	N/A	N/A

First Trust Alternative Opportunities Fund
FUND MANAGEMENT (Unaudited) — Continued
March 31, 2022

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX* OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEES
Bernadette Murphy Year of Birth: 1964 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Chief Compliance Officer	Since 2021	Director, Vigilant Compliance, LLC (investment management solutions firm) (2018 – Present); Director of Compliance and operations, B. Riley Capital Management, LLC (investment advisory firm((2017 – 2018); Chief Compliance Officer, Dialect Capital Management, LP (investment advisory firm) (2008 – 2018).	N/A	N/A
Ann Maurer Year of Birth: 1972 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Secretary	Since September 2018	Senior Vice President, Client Services (2017 – Present); Vice President, Senior Client Service Manager (2013 – 2017), Assistant Vice President, Client Relations Manager (2002 – 2013); UMB Fund Services, Inc.	N/A	N/A

* As of March 31, 2022, the fund complex consists of the Fund, AFA Multi-Manager Credit Fund, Agility Multi-Asset Income Fund, Aspiriant Risk-Managed Capital Appreciation Fund, Aspiriant Risk-Managed Real Asset Fund, Corbin Multi-Asset Strategy Fund, LLC, First Trust Private Assets Fund, First Trust Private Credit Fund, First Trust Real Assets Fund, Infinity Core Alternative Fund, Infinity Long/Short Equity Fund, LLC, Keystone Private Income Fund, Optima Dynamic Alternatives Fund, Variant Alternative Income Fund and Variant Impact Fund.
** Mr. Gallagher is deemed to be an interested person of the Fund because of his affiliation with the Fund’s Administrator.

First Trust Alternative Opportunities Fund
FUND INFORMATION (Unaudited)
March 31, 2022

	TICKER	CUSIP
First Trust Alternative Opportunities Fund – Class A Shares	VFLAX	75943J209
First Trust Alternative Opportunities Fund – Class I Shares	VFLEX	75943J100
Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (877) 779-1999 or on the SEC website at www.sec.gov.
Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (877) 779-1999 or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.
Availability of Quarterly Portfolio Schedules
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC website at www.sec.gov. or without charge and upon request by calling the Fund at (877) 779-1999.
Qualified Dividend Income
For the year ended December 31, 2021, 1.30% of dividends to be paid from net investment income, including short term capital gains from the Fund (if any), are designated as qualified dividend income.
Corporate Dividends Received Deduction
For the year ended December 31, 2021, 0% of the dividends to be paid from net investment income, including short-term capital gains from the Fund (if any), are designated as dividends received deduction available to corporate shareholders.
Capital Gain
For the year ended December 31, 2021, the Fund designated $879,630 as long-term capital gain distributions.
First Trust Alternative Opportunities Fund
235 West Galena Street
Milwaukee, WI 53212
Toll Free: (877) 779-1999

ITEM 1.(b) Not applicable.

ITEM 2. CODE OF ETHICS.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of trustees has determined that Mr. David G. Lee and Mr. Robert Seyferth are qualified to serve as the audit committee financial experts serving on its audit committee and that they are "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees

_________

(a) The aggregate fees billed for the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements are $37,500 for 2021 and $48,200 for 2022.

Audit-Related Fees

_________

(b) The aggregate fees billed for the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2021 and $0 for 2022. The fees listed in item 4 (b) are related to out-of-pocket expenses in relation to the annual audit of the registrant.

Tax Fees

_________

(c) The aggregate fees billed for the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $6,500 for 2021 and $13,300 for 2022.

All Other Fees

_________

(d) The aggregate fees billed for the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2021 and $0 for 2022.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Registrant's Audit Committee must pre-approve the audit and non-audit services of the Auditors prior to the Auditor's engagement.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the fiscal period April 1, 2021 through March 31, 2022 that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2021 and $0 for 2022.

(h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

First Trust Capital Management L.P.

PROXY POLICY AND PROCEDURE

INTRODUCTION

First Trust Capital Management L.P. (“FTCM”) acts as either the advisor or sub-advisor to a number of registered investment companies (the “Funds”). In accord with Rule 206(4)-6 of the Investment Advisers Act of 1940, as amended, FTCM has adopted the following policies and procedures to provide information on FTCM’s proxy policy generally as well as on procedures for each of the Funds specifically (the “Proxy Policy and Procedure”). These policies and procedures apply only to FTCM. Investment managers engaged as sub-advisors for one of the Funds are required to vote proxies in accord with their own policies and procedures and any applicable management agreements.

GENERAL GUIDELINES

FTCM’s Proxy Policy and Procedure is designed to ensure that proxies are voted in a manner (i) reasonably believed to be in the best interests of the Funds and their shareholders1 and (ii) not affected by any material conflict of interest. FTCM considers shareholders’ best economic interests over the long term (i.e., addresses the common interest of all shareholders over time). Although shareholders may have differing political or social interests or values, their economic interest is generally uniform.

FTCM has adopted voting guidelines to assist in making voting decisions on common issues. The guidelines are designed to address those securities in which the Funds generally invest and may be revised in FTCM’s discretion. Any non-routine matters not addressed by the proxy voting guidelines are addressed on a case-by-case basis, taking into account all relevant facts and circumstances at the time of the vote, particularly where such matters have a potential for major economic impact on the issuer’s structure or operations. In making voting determinations, FTCM typically will rely on the individual portfolio managers who invest in and track particular companies as they are the most knowledgeable about, and best suited to make decisions regarding, particular proxy matters. In addition, FTCM may conduct research internally and/or use the resources of an independent research consultant. FTCM may also consider other materials such as studies of corporate governance and/or analyses of shareholder and management proposals by a certain sector of companies and may engage in dialogue with an issuer’s management.

FTCM acknowledges its responsibility to identify material conflicts of interest related to voting proxies. FTCM’s employees are required to disclose to the Chief Compliance Officer any personal conflicts, such as officer or director positions held by them, their spouses or close relatives, in any publicly traded company. Conflicts based on business relationships with FTCM, any affiliate or any person associated with FTCM will be considered only to the extent that FTCM has actual knowledge of such relationships. FTCM then takes appropriate steps to address identified conflicts. Typically, in those instances when a proxy vote may present a conflict between the interests of the Fund, on the one hand, and FTCM’s interests or the interests of a person affiliated with FTCM on the other, FTCM will abstain from making a voting decision and will document the decision and reasoning for doing so.

1 Actions taken in accord with the best interests of the Funds and their shareholders are those which align most closely with the Funds’ stated investment objectives and strategies.

In some cases, the cost of voting a proxy may outweigh the expected benefits. For example, casting a vote on a foreign security may involve additional costs such as hiring a translator or traveling to the foreign country to vote the security in person. In such situations, FTCM may abstain from voting a proxy if the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant.

In certain cases, securities on loan as part of a securities lending program may not be voted. Nothing in the proxy voting policies shall obligate FTCM to exercise voting rights with respect to a portfolio security if it is prohibited by the terms of the security or by applicable law or otherwise.

FTCM will not discuss with members of the public how they intend to vote on any particular proxy proposal.

SPECIAL CONSIDERATIONS

The Funds are subject to the restrictions of Sections 12(d)(1)(A)(i) and (B)(i) of the Investment Company Act of 1940. Generally, these provisions require that any fund and any entity controlled by that fund (including ETFs that are registered investment companies) may not own, in the aggregate, more than three percent (3%) of the total outstanding voting securities of any registered open-end or closed-end investment company, including money market funds or may invest more than 10% of its total assets in the securities of other investment companies2. Section 12(d)(1)(F) of the Act provides that the Section 12(d)(1) limitations do not apply to the securities acquired by a fund if (i) immediately after the purchase or acquisition of not more than 3% of the total outstanding stock of such registered investment company is owned by the fund and all affiliated persons of the fund, and (ii) the fund is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than one and a half percent (1.5%). In the event that one of Funds relies upon Section 12(d)(1)(F), FTCM, acting on behalf of the Fund, will, when voting with respect to any investment company owned by the Fund, comply with either of the following voting restrictions:

☐	Seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or

☐	Vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.

ISS PROXYEDGE

FTCM has entered into a contractual relationship with Institutional Shareholder Services Inc. (“ISS”) through which ISS provides certain proxy management services to FTCM’s portfolio management teams. Specifically, ISS (i) provides access to the ISS ProxyExchange web-based voting and research platform to access vote recommendations, research reports, execute vote instructions and run reports relevant to Subscriber’s proxy voting environment; (ii) implements and maps FTCM’s designated proxy voting policies to applicable accounts and generates vote recommendations based on the application of such policies; and (iii) monitors FTCM’s incoming ballots, performs ballot-to- account reconciliations with FTCM and its third party providers to help ensure that ISS is receiving all ballots for which FTCM has voting rights.

2 The three percent (3%) limit is measured at the time of investment.

ISS provides two options for how proxy ballots are executed:

1.	Implied Consent: ISS executes ballots on FTCM’s behalf based on policy guidelines chosen at the time FTCM entered into the relationship with ISS.

2.	Mandatory Signoff: ISS is not permitted to mark or process any ballot on FTCM’s behalf without first receiving FTCM’s specific voting instructions via ProxyExchange.

FTCM has opted for Option 1. Implied Consent and in so doing has chosen to allow ISS to vote proxies on its behalf “with management’s recommendations.” FTCM has the option, however, to change its vote from the “with management’s recommendations” default at any point prior to the voting deadline if the portfolio managers following the subject company determine it is in the best interests of the Funds and their shareholders to do so. In those instances when the subject company’s management has not provided a voting recommendation, FTCM will either vote based on its own determination of what would align most closely with the best interests of the Funds and their shareholders or will opt to allow ISS to submit an “abstain” vote on its behalf. In addition, in those limited instances when share blocking3 may apply, FTCM has instructed ISS not to cast a vote on FTCM’s behalf unless FTCM provides specific instructions via ProxyExchange.

FUND-SPECIFIC POLICIES AND PROCEDURES

Infinity Core Alternative Fund (“ICAF”)

ICAF is a “fund of funds” that invests primarily in general or limited partnerships, funds, corporations, trusts or other investment vehicles (collectively, “Investment Funds”). While it is unlikely that ICAF will receive notices or proxies from Investment Funds (or in connection with any other portfolio securities), to the extent that ICAF does receive such notices or proxies and ICAF has voting interests in such Investment Funds, the responsibility for decisions regarding proxy voting for securities held by ICAF lies with FTCM as ICAF’s advisor. FTCM will vote such proxies in accordance with the proxy policies and procedures noted above.

ICAF will be required to file Form N-PX with its complete proxy voting record for the twelve (12) months ended June 30th, no later than August 31st of each year. The Fund’s Form N-PX filing will be available: (i) without charge, upon request, by calling 1.877.779.1999 or (ii) by visiting the SEC’s website at www.sec.gov.

3 Proxy voting in certain countries requires share blocking. Shareholders wishing to vote their proxies must deposit their shares shortly before the meeting date with a designated depositary. During this blocking period, any shares held by the designated depositary cannot be sold until the meeting has taken place and the shares have been returned to FTCM’s custodian banks. FTCM generally opts not to participate in share blocking proxies given these restrictions on their ability to trade.

All Other Funds

With the exception of the First Trust Merger Arbitrage Fund and First Trust Merger Arbitrage ETF, the Funds for which FTCM is presently either an advisor or a sub-advisor are managed by multiple internal and external portfolio management teams. As is noted above, the policies and procedures outlined within this Proxy Policy and Procedure apply to those securities being held in that portion of the Funds’ portfolios managed by a FTCM portfolio manager only.

Each Fund will be required to file Form N-PX annually, with its complete proxy voting record for the twelve (12) months immediately prior to the Fund’s year-end, no later than sixty (60) days following the Fund’s year-end. The Fund’s Form N-PX filing will be available: (i) without charge, upon request, from the Fund’s administrator or (ii) by visiting the SEC’s website at www.sec.gov.

Angel Oak Capital Advisors

PROXY POLICY AND PROCEDURE

Policy

The Advisers as a matter of policy and as a fiduciary to our Clients1 have responsibility for voting proxies for portfolio securities consistent with the best economic interests of our Clients. Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, which exercise voting authority with respect to Client securities, are required by Rule 206(4)-6 of the Investment Advisers Act of 1940 to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that Client securities are voted in the best interests of Clients, including how an adviser addresses material conflicts that can arise between an adviser’s interests and those of its Clients; (b) disclose to Clients how they obtain information from the adviser with respect to the voting of proxies for their securities; (c) describe to Clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures to its Clients. In addition, SEC Rule 204-2(c)(2) requires investment advisers that exercise voting authority with respect to Client securities to maintain certain records relating to the adviser’s proxy voting activities.

The Advisers will vote all proxies in the best interests of Clients and in accordance with the procedures outlined below, unless otherwise mandated by Client instructions, the investment management agreement, or applicable law. Our policy includes the responsibility to receive and vote Client proxies and disclose any potential conflicts of interest as well as making information available to Clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

When voting proxies for holdings of U.S. Registered Funds managed by the Advisers, please review the relevant Trust’s Proxy Voting Policy.

When voting proxies for Client holdings in other Registered Funds, please ensure voting decisions comply with the relevant Trust’s Fund of Funds Investments Policy and the Advisers’ Affiliated Fund Investments Policy.

Procedures

●	All proxies that are sent to Clients and received by the Advisers to vote on behalf of Clients will be logged by the Advisers’ Operations team and provided to the portfolio manager responsible for the asset class subject to the proxy (the “Proxy Manager”). The log maintained by the Operations team will include the below information.

●	The Operations team will determine which Client accounts hold the security to which the proxy relates.

[1]	Clients of the Advisers may include: Publicly offered open-end and closed-end registered investment companies registered under the Investment Company Act of 1940 (“Registered Funds”); a publicly offered Undertaking for Collective Investment of Transferable Securities (UCITS) fund registered with the Central Bank of Ireland (“UCITS Fund”); private investment funds organized as pooled investment vehicles exempt from registration under the Investment Company Act of 1940 (“Private Funds”); publicly traded real estate investment trusts (“Public REITs”); and institutional and high net-worth individual investors (“Separately Managed Accounts”).

●	Prior to voting any proxy, the Proxy Manager, in consultation with the Chief Compliance Officer (“CCO”) if necessary, will determine if there are any conflicts of interest related to the proxy. If a conflict is identified, the CCO will decide as to whether the conflict is material. If it is deemed to be material, the conflict will be addressed as outlined below. Furthermore, the Proxy Manager will be required to confirm to the Operations team that any information relied upon to vote the proxy is believed to be materially accurate and complete.

●	Absent material conflicts, the Proxy Manager will determine how the relevant Adviser should vote the proxy in accordance with applicable voting guidelines as described below. Operations personnel will vote the proxy per the Proxy Manager’s instructions in a timely and appropriate manner.

Voting Guidelines

●	In the absence of specific voting guidelines from the Client, the Advisers will vote proxies in the best interests of each particular Client. The Advisers’ policy is to vote all proxies from a specific issuer the same way for each Client unless instructed otherwise by a Client or unless there is a situation where the differing investment objectives of Clients lead to different voting directions being in the best interest of different Clients. Clients are permitted to place reasonable restrictions on each Adviser’s voting authority in the same manner they place restrictions on the selection of account securities or establish other investment guidelines.

●	In certain situations, proxy voting is delegated to sub-advisors who advise on the relevant investments undergoing a proxy. These proxies are managed solely by the sub-advisor and are not tracked by the Advisers. As indicated in the Advisers’ Sub-Advisor Due Diligence Policy, the Advisers review the sub-advisor’s proxy voting policy to confirm the policy is effective and complies with the SEC’s requirements. On a quarterly basis, the Compliance team will confirm with any relevant sub-advisor whether they are maintaining appropriate records with respect to the proxies voted on behalf of the Advisers’ Clients.

●	The Advisers will generally vote in favor of routine corporate housekeeping proposals such as the election of directors and selection of auditors, unless conflicts of interest are raised by an auditor’s non-audit services. The Advisers will seek to maximize long-term value for Clients, protect Clients’ rights, and promote governance structures and practices that reinforce the accountability of corporate management and boards of directors to shareholders.

●	The Advisers will generally vote against proposals that cause board members to become entrenched or that cause unequal voting rights.

●	In reviewing proposals, the Advisers will further consider the opinion of management as well as the effect of the proposal on management, shareholder value, and the issuer’s business practices. Throughout the proxy voting window, the Advisers will assess all known and publicly available information with respect to the proxy vote. This can include information made available by the issuer after the proxy vote has been initiated but prior to the proxy vote submission deadline. For example, this may entail information released by the issuer in response to recommendations made by proxy advisory firms.

●	In certain circumstances, the Advisers may refrain from voting where the economic or other opportunity cost to a Client of voting a company’s proxy exceeds any anticipated benefits (for the relevant Client) of that proxy proposal. In each situation, the Proxy Manager’s decision not to vote will be documented, reviewed by Compliance, and retained in the relevant Adviser’s books and records. The Proxy Manager will be required to confirm that they believe that refraining from voting is in the best interest of the relevant Client.

Additional ERISA Considerations

The Advisers may manage assets of a benefit plan for the purposes of Title I of the Employment Retirement Income Security Act of 1974 (“ERISA”). For each ERISA fund managed, the Advisers would need to comply with ERISA’s Fiduciary Duties Regarding Proxy Voting and Shareholder Rights rule (the “ERISA Rule”). The ERISA Rule is largely in-keeping with this Policy. The ERISA Rule adds additional emphasis regarding ERISA fiduciaries’ requirement to carry out all proxy votes prudently and solely in the interests of plan participants and beneficiaries and for the exclusive purpose of providing benefits to participants and beneficiaries, additionally noting that ERISA fiduciaries must act solely in accordance with the economic interest of the plan considering only factors that they prudently determine will affect the economic value of the plan’s investment based on a determination of risk and return over an appropriate investment horizon. The ERISA Rule contains additional due diligence and monitoring requirements with respect to the selection and use of third-party proxy advisory firms. The Advisers do not use a proxy advisory firm as noted below.

Conflicts of Interest

●	The Advisers will identify any conflicts that exist between the interests of any Adviser and any Client by reviewing the relationship of the Advisers with the issuer of each security to determine if any Adviser has any relationship with the issuer.

●	The Advisers will identify any conflicts that exist between the interests of any Client and another Client by reviewing each Client’s holdings in the relevant issuer to ensure whether any Client’s holdings at other levels in the issuer’s capital structure conflict with the holdings for which there is a proxy vote.

●	If a material conflict of interest exists, the relevant Adviser will disclose the conflict to the affected Client(s), to give the Client(s) an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third-party voting recommendation.

●	The Advisers will maintain a record of the voting resolution of any conflict of interest.

Client Requests for Information

●	All Client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to the CCO.

●	In response to any request, the CCO will prepare a written response to the Client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how the relevant Adviser voted the Client’s proxy with respect to each proposal about which the Client inquired.

Use of Third-Party Proxy Advisory Services

Registered investment advisers can use independent third-party proxy advisory services to assist the adviser by making recommendations regarding how proxies should be voted. The use of proxy advisory services does not relieve an adviser’s obligation to vote in the client’s best interest nor remove an adviser’s obligation to provide full and fair disclosure of any conflicts of interest. Currently, the Advisers predominantly trade fixed-income products which generally do not hold proxy votes and therefore very few proxies are voted by the Advisers. Given the limited number of proxies, the Advisers have not engaged a third-party proxy advisory service. In the future, the Advisers may engage such a service. At that time, the Advisers would be required to vet the independence of the firm engaged to cast those votes, ascertain whether the firm has the capacity and competency to adequately analyze proxy voting issues, evaluate the staffing adequacy and quality of the firm’s personnel, and review the robustness of the firm’s policies and procedures to ensure accurate votes and mitigate conflicts of interest.

In addition, given the Advisers’ obligations to provide full and fair disclosure to their Clients of all material facts relating to the advisory relationship, any future engagements with proxy advisory firms will be disclosed to all Clients. If the Advisers use any automated or pre-populated voting services provided by the proxy advisory firms, the Advisers would disclose the extent of that use and under what circumstances the Advisers use such services. Moreover, the Advisers would need to create policies and disclosures to address the use of automated or pre-populated voting in cases where the Advisers become aware before the proxy voting submission deadline that the issuer intends to file or has filed additional soliciting materials with the SEC regarding a matter to be voted upon.

Certification

Portfolio managers are required to certify each quarter, that all proxies, if any, voted by the portfolio manager have been voted in the best interest of the Client(s). Such certification will demonstrate that each Adviser’s personnel are periodically reminded of their obligations under this Policy even during extended periods of no proxy activity involving Client positions.

Regulatory Reporting

Form N-PX

Each U.S. Registered Fund has an obligation to file Form N-PX with the SEC no later than August 31 of each year, containing the proxy voting record of each Registered Fund for the twelve-month period ended June 30. Form N-PX is generally filed by the Registered Funds’ administrator.

The relevant Adviser of any Registered Fund will assist the administrator with the filing of Form N-PX by notifying the administrator of any proxy votes cast on behalf of a Registered Fund and providing the following information for each security for which a proxy vote was cast during the reporting period: (a) the name of the issuer; (b) the exchange ticker symbol; (c) the CUSIP identifier; (d) the shareholder meeting date; (e) a brief description of the matter voted on; (f) whether the matter was proposed by the issuer or by a security holder; (g) whether a vote was cast on behalf of the Registered Fund; (h) how the vote was cast (e.g., for or against the proposal, or abstain; for or withhold for election of directors); and (i) whether the registrant cast its vote for or against management.

The CCO will review for accuracy a draft of the Form N-PX provided by the administrator prior to filing and will provide the relevant Adviser’s authorization to file the Form N-PX with the SEC.

Form ADV

A brief summary of each Adviser’s proxy voting policy and procedures will be included in the Adviser’s Form ADV Part 2A and will be updated at least annually or at any time there are material changes to the policy or procedures. The summary will include information as to how Clients can request a copy of each Adviser’s proxy voting policy and procedures and how Clients can request information from the Adviser regarding how proxies were voted on behalf of the Client’s account.

Testing

In order to determine that the Advisers are casting votes on behalf of Clients consistent with this Policy, the Advisers’ Compliance team samples at least ten percent of the proxy votes cast on behalf of Clients on an annual basis to confirm compliance with the Policy.

As part of the Advisers’ annual review, the Advisers review and document at least annually the adequacy of this Policy to ensure that it has been formulated reasonably and implemented effectively, including whether the Policy continues to be reasonably designed to ensure that the Advisers cast any votes in the best interests of Clients.

Recordkeeping

The Advisers will retain the following proxy records in accordance with the SEC’s five-year retention requirement.

●	These policies and procedures and any amendments;

●	Each proxy statement that each Adviser receives;

●	A record of each vote that an Adviser casts and confirmation from the Proxy Manager that the vote was based on materially accurate and complete information;

●	Any document an Adviser created that was material to deciding how to vote proxies, or that memorializes that decision;

●	Any documentation of a determination that a conflict of interest exists and the resolution of that conflict; and

●	A copy of each written request from a Client for information on how an Adviser voted such Client’s proxies, and a copy of any written response.

RiverNorth Capital Management, LLC

PROXY VOTING POLICIES AND PROCEDURES

Pursuant to the recent adoption by the Securities and Exchange Commission (the “Commission”) of Rule 206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-2) under the Investment Advisers Act of 1940 (the “Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

In its standard investment advisory agreement, RiverNorth Capital Management, LLC (RiverNorth Capital)  specifically states that it does not vote proxies unless otherwise directed by the client and the client, including clients governed by ERISA, is responsible for voting any proxies.   Therefore, RiverNorth Capital will not vote proxies for these clients.  However, RiverNorth Capital will vote proxies on behalf of investment company clients and hedge fund clients ("Funds"). RiverNorth Capital has instructed all custodians, other than Fund custodians, to forward proxies directly to its clients, and if RiverNorth Capital accidentally receives a proxy for any non-Fund client, current or former, the Chief Compliance Officer will promptly forward the proxy to the client. In order to fulfill its responsibilities to Funds, RiverNorth Capital Management, LLC (hereinafter “we” or “our”) has adopted the following policies and procedures for proxy voting with regard to companies in any Fund's investment portfolios.

OVERVIEW

The Proxy Voting Policies and Procedures are designed to protect the best interests of the Funds in which we vote proxies on behalf of. RiverNorth does not delegate or rely on any third-party service provider for voting recommendations.

KEY OBJECTIVES

The key objectives of these policies and procedures recognize that a company’s management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company’s board of directors. While “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation’s board of directors, these objectives also recognize that the company’s shareholders must have final say over how management and directors are performing, and how shareholders’ rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for clients and the Funds:

Accountability. Each company should have effective means in place to hold those entrusted with running a company’s business accountable for their actions. Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

Alignment of Management and Shareholder Interests. Each company should endeavor to align the interests of management and the board of directors with the interests of the company’s shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

Transparency. Promotion of timely disclosure of important information about a company’s business operations and financial performance enables investors to evaluate the performance of a company and to make informed decisions about the purchase and sale of a company’s securities.

DECISION METHODS

We generally believe that the individual portfolio managers that invest in and track particular companies are the most knowledgeable and best suited to make decisions with regard to proxy votes. Therefore, we rely on those individuals to make the final decisions on how to cast proxy votes.

No set of proxy voting guidelines can anticipate all situations that may arise. In special cases, we may seek insight from our managers and analysts on how a particular proxy proposal will impact the financial prospects of a company, and vote accordingly.

In some instances, a proxy vote may present a conflict between the interests of a client/fund, on the one hand, and our interests or the interests of a person affiliated with us, on the other. In such a case, we will abstain from making a voting decision and will forward all of the necessary proxy voting materials to the client to enable the client to cast the votes.

Notwithstanding the forgoing, the following policies will apply to investment company shares owned by a Fund. The Investment Company Act of 1940, as amended, (the “Act”) defines an “investment company” to include mutual funds, money market funds, closed-end funds (including preferred shares of a closed-end fund), and exchange traded funds. Under Section 12(d)(1) of the Act, a fund may only invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the outstanding voting stock of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. However, Section 12(d)(1)(F) of the Act provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by a fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the fund and all affiliated persons of the fund; and (ii) the fund is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1½% percent. Therefore, each Fund (or the Adviser acting on behalf of the Fund) must comply with the following voting restrictions unless it is determined that the Fund is not relying on Section 12(d) (1) (F):

●	when the Fund exercises voting rights, by proxy or otherwise, with respect to any investment company owned by the Fund, the Fund will either

o	seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or

o	vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.

Under Section 12(d)(1)-(4) of the Act, an investment company (including exchange traded funds (“ETFs”), or closed-end funds), or business development company (“BDC”), is allowed to acquire securities of any other registered investment company or BDC in excess of the limitations in Section 12(d)(1). For purposes of these policies and procedures, the term “Acquiring Fund” means a fund that invests in any other registered investment company and “Acquired Fund” means a fund that is being acquired by another registered investment company.

When an investment company is relying on 12(d)(1)-(4), the investment company must comply with the following provisions regarding proxy voting:

1.                   Limits on Control and Voting. When an investment company acquires shares of another investment company (Acquiring Fund), its advisory group1 is prohibited from controlling2, individually or in the aggregate, of the Acquired Fund. An Acquiring Fund and its advisory group are required to use mirror voting when they hold more than: (i) 25 percent of the outstanding voting securities of an Acquired Fund that is an open-end fund or UIT due to a decrease in the outstanding voting securities of the Acquired Fund; or (ii) 10 percent of the outstanding voting securities of an Acquired Fund that is a closed-end fund or BDC. In assessing whether a Fund is deemed to have control, the Acquiring Fund is required to aggregate its investment in an Acquired Fund with the investment of the Acquiring Fund’s advisory group. The Acquiring Fund and its advisory group are required to use pass-through voting (i.e., seek voting instructions from the Acquiring Fund’s own shareholders and vote accordingly) in situations where (1) all holders of an Acquired Fund’s outstanding voting securities are required by Rule 12d1-4 or Section 12(d)(1) of the 1940 Act to use mirror voting, or (2) mirror voting by an Acquiring Fund is not possible (for example, when Acquiring Funds are the only shareholders of an Acquired Fund).

2.                   Exceptions from the Control and Voting Conditions. The control and voting conditions described above do not apply when: (i) an Acquiring Fund is within the same group of investment companies as an Acquired Fund; or (ii) the Acquiring Fund’s investment sub-advisor or any person controlling, controlled by, or under common control with such investment sub-advisor acts as the Acquired Fund’s investment advisor or depositor.

PROXY VOTING GUIDELINES

Election of the Board of Directors

We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually. We also believe that turnover in board composition promotes independent board action; fresh approaches to governance, and generally has a positive impact on shareholder value. We will generally vote in favor of non-incumbent independent directors.

The election of a company’s board of directors is one of the most fundamental rights held by shareholders. Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will generally support efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time, and will generally oppose efforts to adopt classified board structures.

[1]	Rule 12d1-4 defines “advisory group” as either: (i) an Acquiring Fund’s investment advisor or depositor and any person controlling, controlled by, or under common control with such investment advisor or depositor; or (ii) an Acquiring Fund’s investment sub-advisor and any person controlling, controlled by, or under common control with such investment sub-advisor.

[2]	“Control” means the power to exercise a controlling influence over the management or policies of a company, unless such power is solely the result of an official position with such company. The 1940 Act creates a rebuttable presumption that any person who, directly or indirectly, beneficially owns more than 25% of the voting securities of a company is deemed to control the company. Accordingly, an Acquiring Fund and its advisory group could own up to 25% of the outstanding shares of an Acquired Fund without being presumed to control the Acquired Fund. A determination of control depends on the facts and circumstances of the particular situation and does not turn solely on ownership of voting securities of a company.

Approval of Independent Auditors

We believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

Equity-based compensation plans

We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value. Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

We will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees. These may include:

1.       Requiring senior executives to hold stock in a company.

2.       Requiring stock acquired through option exercise to be held for a certain period of time.

These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan’s impact on ownership interests.

Corporate Structure

We view the exercise of shareholders’ rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we generally believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote.

We will generally support the ability of shareholders to cumulate their votes for the election of directors.

Shareholder Rights Plans

While we recognize that there are arguments both in favor of and against shareholder rights plans, also known as poison pills, such measures may tend to entrench current management, which we generally consider to have a negative impact on shareholder value. Therefore, while we will evaluate such plans on a case by case basis, we will generally oppose such plans.

PROXY SERVICE PROVIDER OVERSIGHT

We use Broadridge as our third-party service provider for voting proxies. Broadridge, as a RiverNorth service provider, is monitored by RiverNorth through its proxy service and undergoes an initial and annual due diligence review.

The initial due diligence of a third-party service provider for proxy services includes a review of the service provider’s compliance policies and procedures, records of any administrative proceedings against the firm, interview with key personnel, review the information technology and cybersecurity controls in place to protect vital data and discussions with other clients of the service provider.

For annual due diligence, RiverNorth requires its third-party service provider for proxy services to complete a Due Diligence Questionnaire (DDQ). As with the initial due diligence, the DDQ will cover the service provider’s compliance policies and procedures, records of any administrative proceedings against the firm and information technology and cybersecurity controls in place to protect vital data. It will also include an evaluation of any material changes in services or operations of the third-party service provider for proxy services.

CLIENT INFORMATION

A copy of these Proxy Voting Policies and Procedures is available to our clients, without charge, upon request, by calling 1-800-646-0148. We will send a copy of these Proxy Voting Policies and Procedures within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery. In addition, we will provide each client, without charge, upon request, information regarding the proxy votes cast by us with regard to the client’s securities.

TESTING PROCEDURES

On a monthly basis, the Chief Compliance Officer or his designee shall obtain periodic affirmations from employees responsible for voting proxies that all outstanding proxies for the prior month have been voted. On a periodic basis, the Chief Compliance Officer or his designee shall review a sample of all proxies for compliance with these procedures.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

The following table provides biographical information about the members of First Trust Capital Management L.P. (the “Investment Manager”) and RiverNorth Capital Management, LLC and Angel Oak Capital Advisors, LLC (the "Sub-Advisers"), who are primarily responsible for the day-to-day portfolio management of First Trust Alternative Opportunities Fund as of March 31, 2022:

Name of Portfolio Management Team Member	Title	Length of Time of Service to the Fund	Business Experience During the Past 5 Years	Role of Portfolio Management Team Member
Michael Peck	Chief Executive Officer & Co-Chief Investment Officer	Since Inception

Chief Executive Officer and Co-CIO, First Trust Capital Management L.P. (formerly, Vivaldi Asset Management, LLC) (2012 - Present); President and Co-CIO, Vivaldi Capital Management LP (formerly, Vivaldi Capital Management, LLC) (2012 – Present)

Portfolio Management
Brian Murphy	Co-Chief Investment Officer	Since Inception

Co-Chief Investment Officer and Portfolio Manager, First Trust Capital Management L.P. (formerly, Vivaldi Asset Management, LLC) (2014 - Present), Portfolio Manager, Vivaldi Capital Management LP (formerly, Vivaldi Capital Management, LLC) (2014 – Present)

Portfolio Management
Jeff O’Brien	Portfolio Manager	Since Inception	Portfolio Manager, First Trust Capital Management L.P. (formerly, Vivaldi Asset Management, LLC) (2014 – present); Portfolio Manager, Vivaldi Capital Management LP (formerly, Vivaldi Capital Management, LLC) (2014 – 2021)	Portfolio Management
Daniel Lancz	Portfolio Manager	Since Inception	Portfolio Manager, First Trust Capital Management L.P. (formerly, Vivaldi Asset Management, LLC) (2014 – Present); Portfolio Manager, Vivaldi Capital Management LP (formerly, Vivaldi Capital Management, LLC) (2014 – 2021)	Portfolio Management
Patrick Galley	Chief Executive Officer, Chief Investment Officer, Portfolio Manager	Since inception	CIO/PM, RiverNorth Capital Management, LLC (2004-present). CEO, RiverNorth Capital Management, LLC (2020-present).	Portfolio Management
Steve O’Neill	Portfolio Manager	Since inception	PM, RiverNorth Capital Management, LLC (2007-present).	Portfolio Management
Sreeni Prabu	Managing Partner, Co-CEO, & Group Chief Investment Officer	10/26/2017	Managing Partner, Co-CEO, & Group Chief Investment Officer, Angel Oak Capital Advisors, 2009-present	Portfolio Management
Sam Dunlap	Chief Investment Officer-Public Strategies	10/26/2017	Chief Investment Officer-Public Strategies, Angel Oak Capital Advisors, 2009-present	Portfolio Management
Berkin Kologlu	Senior Portfolio Manager	10/26/2017	Senior Portfolio Manager, Angel Oak Capital Advisors, 2013-present	Portfolio Management
Colin McBurnette	Senior Portfolio Manager	10/26/2017	Senior Portfolio Manager, Angel Oak Capital Advisors, 2012-present	Portfolio Management

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

The following table provides information about portfolios and accounts, other than First Trust Alternative Opportunities Fund, for which the members of the Investment Committee of the Investment Manager and Sub-Advisers are primarily responsible for the day-to-day portfolio management as of March 31, 2022:

Name of Portfolio Management Team Member	Number of Accounts and Total Value of Assets for Which Advisory Fee is Performance-Based:			Number of Other Accounts Managed and Total Value of Assets by Account Type for Which There is No Performance-Based Fee:
Name	Registered investment companies	Other pooled investment vehicles	Other accounts	Registered investment companies	Other pooled investment vehicles	Other accounts
Michael Peck	Zero Accounts	1 account $35.7M	Zero Accounts	2 accounts $41.3M	2 accounts $87.6M	Zero Accounts
Brian Murphy	Zero Accounts	1 account $35.7M	Zero Accounts	2 accounts $41.3M	10 accounts $221.3M	Zero Accounts
Jeff O’Brien	Zero Accounts	1 account $16.0M	Zero Accounts	2 accounts $1.224M	Zero Accounts	Zero Accounts
Daniel Lancz	Zero Accounts	1 account $16.0M	Zero Accounts	2 accounts $1.224M	Zero Accounts	Zero Accounts
Patrick Galley	Zero Accounts	4 accounts $971.4M	4 accounts $83.5M	12 accounts $4.78M	Zero Accounts	Zero Accounts
Steve O’Neill	Zero Accounts	4 accounts $971.4M	4 accounts $83.5M	11 accounts $4.66M	Zero Accounts	Zero Accounts
Sreeni Prabu	Zero Accounts	13 accounts $1.5B	Zero Accounts	6 accounts $8.4B	17 accounts $2.8B	Zero Accounts
Sam Dunlap	Zero Accounts	Zero Accounts	Zero Accounts	6 accounts $6.4B	1 account $640M	20 accounts $445M
Berkin Kologlu	Zero Accounts	1 account $125.8M	Zero Accounts	4 accounts $6.4B	2 accounts $765M	6 accounts $345M
Colin McBurnette	Zero Accounts	1 account $125.8M	Zero Accounts	7 accounts $7.9B	3 accounts $790M	13 accounts $45M

Conflicts of Interest

The Investment Manager, Sub-Advisers and Portfolio Managers may manage multiple funds and/or other accounts, and as a result may be presented with one or more of the following actual or potential conflicts:

The management of multiple funds and/or other accounts may result in the Investment Manager, a Sub-Adviser or Portfolio Manager devoting unequal time and attention to the management of each fund and/or other account. The Investment Manager seeks to manage such competing interests for the time and attention of a Portfolio Manager by having the Portfolio Manager focus on a particular investment discipline. Most other accounts managed by a Portfolio Manager are managed using the same investment models that are used in connection with the management of the Fund.

If the Investment Manager, a Sub-Adviser or Portfolio Manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Investment Manager and Sub-Advisers have adopted procedures for allocating portfolio transactions across multiple accounts.

The Investment Manager and Sub-Advisers have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) Compensation Structure of Portfolio Manager

Compensation of the Investment Committee

The members of the Investment Committee are not directly compensated for their work with respect to the Fund; however, each member of the Investment Committee is an equity owner of the parent company of the Investment Manager or Sub-Adviser and therefore benefits indirectly from the revenue generated from the Sub-Advisory Agreement.

(a)(4) Disclosure of Securities Ownership

Portfolio Management Team’s Ownership of Shares

Name of Portfolio Management Team Member:	Dollar Range of Shares Beneficially Owned by Portfolio Management Team Member:
Michael Peck	$0 - $10,000
Brian Murphy	$100,001 – $500,000
Jeff O’Brien	None
Daniel Lancz	None
Patrick Galley	None
Steve O’Neill	None
Sreeni Prabu	None
Sam Dunlap	None
Berkin Kologlu	None
Colin McBurnette	None

(b) Not Applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17CFR 229.407), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of ethics or any amendments thereto, that is subject to disclosure required by item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust Alternative Opportunities Fund

By (Signature and Title)*	/s/ Michael Peck
Michael Peck, President
(Principal Executive Officer)

Date	June 9, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Peck
Michael Peck, President
(Principal Executive Officer)

Date	June 9, 2022

By (Signature and Title)*	/s/ Chad Eisenberg
Chad Eisenberg, Treasurer
(Principal Financial Officer)

Date	June 9, 2022

* Print the name and title of each signing officer under his or her signature.